Exhibit C

INDEX TO REVENUE ESTIMATES AND FINANCIAL STATEMENTS FOR THE GOVERNMENT OF JAMAICA FOR THE YEAR ENDING MARCH 31, 2026

Exhibit C

JAMAICA

REVENUE ESTIMATES

2026/2027

For the Financial Year Ending

31st March 2027

Ministry of Finance and the Public Service

INDEX TO ESTIMATES OF REVENUE

FY 2026/27

			Page No.
A	STATEMENT OF REVENUE ESTIMATES
	Statement I	Summary of Revenue and Loan Receipts	1
	Statement II	Details of Revenue and Loan Receipts	2

B	STATEMENT OF FINANCING OF THE BUDGET
	Statement III	Summary of Revenue Estimates and Estimates of Expenditure	9
	Statement IV	Statement of the Financing of the Estimates of Expenditure	11
	Statement V	Statement of Statutory Expenditure Charged to the Consolidated Fund	12

	Disclosure Note		15

2026-2027 JAMAICA BUDGET

STATEMENT I

REVENUE AND LOAN RECEIPTS

SUMMARY

Head		Account 2024/2025 $	Estimates 2025/2026 $	Consolidated Fund Receipts 2025/2026 (DECEMBER 2025) $	Estimates 2026/2027 $
I	RECURRENT REVENUE
	TAXATION
	Customs	66,623,305,399	74,163,837,074	51,989,322,101	75,416,501,743
	Income Tax	305,920,277,875	339,504,171,904	196,291,392,602	339,484,249,041
	Stamp Duties	12,032,290,806	11,341,060,316	10,379,322,078	12,144,588,266
	Motor Vehicle Licences (Motor Vehicle Act)	5,459,074,693	5,460,841,959	4,067,614,195	5,278,385,475
	Other Licences	263,204,141	2,133,166,105	78,420,189	1,751,261,051
	Travel Tax	28,318,793,578	29,266,614,390	13,650,714,678	29,662,223,024
	Betting, Gaming and Lotteries-Duties, Fees and Levies	8,454,133,056	9,489,320,986	6,743,030,451	10,036,167,979
	Education Tax	55,487,960,454	55,162,394,889	6,438,641,187	55,828,333,541
	Contractors Levy	3,249,199,230	2,997,987,719	39,960,923,861	2,775,279,358
	General Consumption Tax	291,251,576,150	305,472,176,968	101,599,192,750	318,153,887,992
	Special Consumption Tax	87,567,626,302	100,404,354,028	167,443,866,176	112,577,019,843
	Environmental Levy	6,353,607,213	7,050,920,580	22,571,151,841	10,414,055,788
	Telephone Call Tax	2,650,317,234	2,730,122,513	742,491,131	2,435,835,542
	Guest Accomodation Room Tax	3,454,915,424	3,316,739,864	1,858,775,455	2,863,467,216
	Minimum Business Tax	97,711,799		2,355,125,029	—
	Quarry Tax	220,625,933	240,044,359	40,584,442	202,877,307
	Import Licences-Trade Board	328,451,150	363,645,487	125,068,663	344,177,539
	Telecommunication Licences	1,199,469,441	396,497,488	244,668,614	—

	TOTAL	878,932,539,877	949,493,896,629	626,580,305,443	979,368,310,705

II	NON-TAX REVENUE	181,409,532,594	139,816,400,000	140,271,554,161	97,338,000,000

	TOTAL RECURRENT REVENUE	1,060,342,072,472	1,089,310,296,629	766,851,859,604	1,076,706,310,705

III	CAPITAL REVENUE
	Land Sales	—	—	—	—
	Loan Repayments	2,287,599,678	—	3,326,939,290	—
	Extraordinary Receipts: Miscelleanous	14,393,269,491	4,946,000,000	775,049,444	7,214,500,000

	TOTAL CAPITAL REVENUE	16,680,869,169	4,946,000,000	4,101,988,734	7,214,500,000

	TOTAL RECURRENT AND CAPITAL REVENUE	1,077,022,941,641	1,094,256,296,629	770,953,848,338	1,083,920,810,705

IV	GRANTS
(I)	TRANSFER FROM CAPITAL DEVELOPMENT FUND
	Transfers to Current Account	—	812,000,000	—	1,491,600,000
	Transfers to Capital Account	—	—	—	—
	Other	—	—	15,367,029	—
(II)	EXTERNAL GRANTS
	Grants from the European Union	505,050,625	—	—	—
	Miscellaneous Grants	86,185,992	—	414,636,000	—
	Other Grants	4,728,535,202	5,960,800,000	2,851,676,496	5,334,400,000

	TOTAL GRANTS	5,319,771,819	6,772,800,000	3,281,679,525	6,826,000,000

V	LOAN RECEIPTS
	Loan receipts	252,800,412,933	158,441,900,000	123,208,731,718	247,148,600,000

	TOTAL LOAN RECEIPTS	252,800,412,933	158,441,900,000	123,208,731,718	247,148,600,000

	TOTAL REVENUE AND LOAN RECEIPTS	1,335,143,126,393	1,259,470,996,629	897,444,259,582	1,337,895,410,705

The Consolidated Fund Receipts are subject to change

2026/2027 JAMAICA BUDGET

STATEMENT II

DETAILS OF REVENUE AND LOAN RECEIPTS

REVENUE ITEM DESCRIPTION	Consolidated Fund Receipts 2024/2025 (‘1)	Estimates 2025/2026 (‘2)	Consol Fund Receipts 2025/2026 (as at DEC-2025) (‘3)	Estimates 2026/2027 (‘4)	Budget Increase(+) / Decrease (-) [(4)-(2)]
	J$	J$	J$	J$	J$
TAX REVENUE
Import Duties	66,623,305,399.27	74,163,837,074.00	51,989,322,100.85	75,416,501,742.87	1,252,664,668.87
Income Tax-Companies	103,682,870,685.00	126,784,627,070.00	53,331,179,401.00	115,291,249,204.26	-11,493,377,865.74
Income Tax- Individuals	157,041,460,637.00	170,176,157,079.00	115,595,052,192.94	178,274,846,217.45	8,098,689,138.45
Tax on Interest/Dividend	45,195,946,552.81	42,543,387,755.00	27,365,161,007.96	45,918,153,618.89	3,374,765,863.89
Stamp Duties (local)	4,284,978,685.01	6,442,959,600.00	3,515,382,517.27	7,436,970,968.80	994,011,368.80
Stamp Duties (import)	7,747,312,121.00	4,898,100,716.00	6,863,939,561.00	4,707,617,297.47	-190,483,418.53
Motor Vehicle Licences (Motor Vehicle Act)	5,459,074,693.00	5,460,841,959.00	4,067,614,195.00	5,278,385,475.39	-182,456,483.61
Customs Brokers	261,500.00	4,172,788.00	231,500.00	4,098,987.41	-73,800.59
Gaming Machines	174,208,464.00	1,443,954,423.00	69,758,611.00	1,418,416,415.42	-25,538,007.58
Tourist Shop Licence	1,089,662.50	81,483,184.00	2,301,724.05	80,042,059.45	-1,441,124.55
Tourist Shop Operators Licence	1,866,971.20	142,599,255.00	3,874,674.35	140,077,221.74	-2,522,033.26
Hotel Licence Duty	7,977,120.00	59,609,859.00	2,253,680.00	58,555,589.55	-1,054,269.45
Other Licences	77,800,422.97	401,346,596.00	16,918,450.00	50,070,777.27	-351,275,818.73
Travel Tax	22,203,136,341.69	21,276,828,662.00	13,633,796,227.90	21,913,217,221.55	636,388,559.55
Passenger Levy	6,115,657,236.24	7,989,785,728.00	6,743,030,451.26	7,749,005,802.00	-240,779,926.00
Betting, Gaming and Lotteries-Duties, Fees and Levies	8,454,133,056.00	9,489,320,986.00	6,438,641,187.00	10,036,167,979.25	546,846,993.25
Education Tax	55,487,960,454.26	55,162,394,889.00	39,960,923,860.88	55,828,333,540.52	665,938,651.52
Contractors Levy	3,249,199,230.00	2,997,987,719.00	2,280,790,052.00	2,775,279,358.28	-222,708,360.72
General Consumption Tax	127,157,541,475.37	139,525,313,853.00	99,318,402,697.59	143,839,221,939.40	4,313,908,086.40
General Consumption Tax	164,094,034,674.13	165,946,863,115.00	116,803,252,523.29	174,314,666,052.86	8,367,802,937.86
Special Consumption Tax	66,613,214,917.74	76,743,727,611.00	50,640,613,652.88	79,025,246,976.36	2,281,519,365.36
Special Consumption Tax	20,954,411,384.00	23,660,626,417.00	18,426,122,004.34	33,551,772,866.88	9,891,146,449.88
Environmental Levy	5,334,077,709.79	6,076,263,777.00	4,145,029,836.68	9,058,249,906.47	2,981,986,129.47
Environmental Levy	1,019,529,503.00	974,656,803.00	742,491,131.00	1,355,805,881.16	381,149,078.16
Telephone Call Tax	2,650,317,234.00	2,730,122,513.00	1,858,775,455.00	2,435,835,542.37	-294,286,970.63
Guest Accomodation Room Tax	3,454,915,424.00	3,316,739,864.00	2,355,125,029.00	2,863,467,216.41	-453,272,647.59
Minimum Business Tax	97,711,799.00	—	40,584,442.00	—	—
Quarry Tax	220,625,933.00	240,044,359.00	125,068,663.00	202,877,306.61	-37,167,052.39
Import Licences-Trade Board	328,451,150.00	363,645,487.00	227,218,763.00	344,177,539.00	-19,467,948.00
Telecommunication Licences	1,199,469,441.22	396,497,488.00	17,449,851.00	—	-396,497,488.00

TOTAL TAX REVENUE	878,932,539,877.20	949,493,896,629.00	626,580,305,443.23	979,368,310,705.10	29,874,414,076.10

HIS EXCELLENCY THE GOVERNOR GENERAL AND STAFF
Processing Fees			—
Miscelleanous Receipts	4,371.00	—	—	—	—

TOTAL-HIS EXCELLENCY THE GOVERNOR GENERAL AND STAFF	—	—	—	—	—

HOUSE OF PARLIAMENT
Miscelleanous Fees (Food & Beverage)	79,860.00	—	—	—	—

TOTAL-HOUSE OF PARLIAMENT	79,860.00	—	—	—	—

PUBLIC PROCUREMENT COMMISSION (PPC)					—
Registration Fees	—	—	—		—

TOTAL-PUBLIC PROCUREMENT COMMISSION	—	—	—	—	—

AUDITOR GENERAL’S DEPARTMENT
Audit Fees	—	—	—
Miscelleanous Fees	539.95	142,500.00	81,600.00	5,000.00	-147,500.00

TOTAL-AUDITOR GENERAL’S DEPARTMENT	539.95	142,500.00	81,600.00	5,000.00	-147,500.00

OFFICE OF THE SERVICES COMMISSIONS
Processing Fees	—	11,500.00	—	7,000.00	-4,500.00
Miscelleanous Fees	71,725.00	40,000.00	94,183.00	42,000.00	2,000.00

TOTAL-OFFICE OF THE SERVICES COMMISSIONS	71,725.00	51,500.00	94,183.00	49,000.00	-2,500.00

OFFICE OF THE PRIME MINISTER
Rental Charges		3,000,000.00	1,795,009.00	3,000,000.00	—
Irrevocable Order		12,000.00	3,500.00	7,000.00	-5,000.00
Miscelleanous Receipts	2,491,473.43	2,000,000.00	1,541,812.16	2,000,000.00	—

TOTAL-OFFICE OF THE PRIME MINISTER	2,491,473.43	5,012,000.00	3,340,321.16	5,007,000.00	-5,000.00

ELECTORAL COMMISSION
Registration and ID Card Service	—		—		—
Miscelleanous Receipts	—				—

TOTAL-ELECTORAL COMMISSION	—	—	—	—	—

OFFICE OF THE CABINET
Irrevocable Order		1,000.00	—	1,000.00	—
Miscelleanous Receipts	239.00	10,000.00	31,145.66	44,000.00	34,000.00

TOTAL-OFFICE OF THE CABINET	239.00	11,000.00	31,145.66	45,000.00	34,000.00

2026/2027 JAMAICA BUDGET

STATEMENT II

DETAILS OF REVENUE AND LOAN RECEIPTS

REVENUE ITEM DESCRIPTION	Consolidated Fund Receipts 2024/2025 (‘1)	Estimates 2025/2026 (‘2)	Consol Fund Receipts 2025/2026 (as at DEC-2025) (‘3)	Estimates 2026/2027 (‘4)	Budget Increase(+) / Decrease (-) [(4)-(2)]
	J$	J$	J$	J$	J$
TAX REVENUE
MINISTRY OF TOURISM
Irrevocable Order		1,500.00	500.00	—	-1,500.00
Miscelleanous Receipts	728,451.85	6,000.00	110,309.74	3,498.00	-2,502.00
De- earmarked Funds - TEF/ CHASE	9,486,876,697.99	11,522,796,001.00	6,911,963,627.08	5,968,753,274.00	-5,554,042,727.00

TOTAL-MINISTRY OF TOURISM	9,487,605,149.84	11,522,803,501.00	6,912,074,436.82	5,968,756,772.00	-5,554,046,729.00

MINISTRY OF ECONOMIC GROWTH AND INFRASTRUCTURE DEVELOPMENT
Miscelleanous Receipts	—	35,910.00	617,716.66	1,764,079.47	1,728,169.47

TOTAL-MINISTRY OF ECONOMIC GROWTH AND INFRASTRUCTURE DEVELOPMENT	—	35,910.00	617,716.66	1,764,079.47	1,728,169.47

NATIONAL LAND AGENCY
Miscellaneous Receipts (50% of Profit)	700,750,000.00		—
Assurance Fund (100% of Gross Receipts)		60,054,720.00	—	63,665,772.00
Rents - Crown Lands and Other Government Properties		154,093,000.00	48,526,472.82	209,696,217.60	55,603,217.60
Land Settlement Properties		35,443,000.00	60,954,353.83	93,785,097.60	58,342,097.60
Rental of Land-Leased properties	—		29,422,829.53	—	—
Attorney’s Fee/ Photocopying	—		—	—	—
Miscellaneous Receipts	6,637.81	3,218,750.00	25,908.00	1,358,090.40	-1,860,659.60
Other Receipts (Including Crown Property Sales)	149,415,504.07	293,258,000.00	—	266,644,027.20	-26,613,972.80

TOTAL NATIONAL LAND AGENCY	850,172,141.88	546,067,470.00	138,929,564.18	635,149,204.80	85,470,682.80

MINISTRY OF FINANCE AND THE PUBLIC SERVICE
Fees- Banking Licence Registration (1973) - Commercial Banks	531,366,285.72	622,675,199.00	344,379,290.90	562,708,897.00	-59,966,302.00
Profits in Government owned companies-Dividends and Financial Distribution	34,559,957,884.28	66,199,422,512.00	67,854,132,578.04	12,254,880,000.00	-53,944,542,512.00
Sale of Unserviceable Stores	—	95,000,000.00	12,500.00	95,000,000.00	—
BOJ Profits	4,661,547,000.00	4,000,000,000.00	5,894,036,000.00	9,000,000,000.00	5,000,000,000.00
Sale of Gazettes	—	3,571,410.00	131,462.50	3,571,410.00	—
Fees-Scotia Bank Jamaica Economic Growth Fund	—		—	—	—
Provident Fund	—		—	—	—
Fees-FIA Licence Registration	—	2,564,020.00	—	2,602,480.30	38,460.30
Fees-Building Societies	—	46,856,040.00	—	49,198,842.00	2,342,802.00
Sale of Forfeited Goods-FID	60,000,000.00	16,738,338.00	8,478,477.68	190,000,000.00	173,261,662.00
Cash Seized and Forfeited	50,000.00	20,000,000.00	—	7,000,000.00	-13,000,000.00
Miscelleanous Receipts	78,868,895,764.41	81,460,000.00	14,878,276,524.62	1,579,847,161.24	1,498,387,161.24
Forfeiture of Loan Agreement (MDB)	288,521.87	20,000,000.00	13,189,197.04	20,000,000.00	—
Operation of the Jamaica Conference Centre (JCC)
Operation of the AIR Jamaica Building				26,800,000.00

TOTAL-MINISTRY OF FINANCE AND THE PUBLIC SERVICE	118,682,105,456.28	71,108,287,519.00	88,992,636,030.78	23,791,608,790.54	-47,343,478,728.46

ACCOUNTANT GENERAL’S DEPARTMENT
Interest on On Lent Loans	984,101,399.29	1,795,456,029.00	450,909,289.72	1,666,902,683.21	-128,553,345.79
Interest Earned on Local Currency Bank Accounts	3,271,840,533.12	3,790,403,423.00	1,957,138,025.85	3,304,558,938.45	-485,844,484.55
Interest Earned on Foreign Currency Bank Accounts	2,807,081,916.80	3,324,665,813.00	1,243,170,938.27	3,126,508,900.00	-198,156,913.00
Interest Earned on Loans and Advances to Public Officers	7,360,121.59	8,154,333.00	6,243,194.16	7,552,800.30	-601,532.70
Interest on Government Deposits(MDA)	—	519,887.00	—	—	-519,887.00
PDCF Interest -Global Bonds Interest	2,023,947,872.12	6,800,980,736.00	783,491,203.54	6,525,616,557.50	-275,364,178.50
PDCF Interest - Local Investments JUTC Interest	2,345,608,656.78		219,800,837.31	1,000,000,000.00	1,000,000,000.00
Pension Contributions: 5 % Contribution Scheme	10,040,734,348.18	10,354,943,012.00	8,697,223,328.56	13,458,492,442.12	3,103,549,430.12
Pension Contribution: Members of the Legislature	—		—	—	—
Pension Contributions: Other Government Authorities for Seconded Officers	—		—	—	—
Recovery of Pension and Salary	48,996,280.74	60,416,522.00	101,637,459.88	64,801,028.00	4,384,506.00
Chancery Fund Commission	—	—	230,367.00	—	—
Sale of Receipt Books	493,305.00	645,464.00	76,875.00	250,000.00	-395,464.00
Recovery of Prior Years’ Expenditure	84,571,890.77	87,950,906.00	1,267,588,113.36	136,513,013.00	48,562,107.00
Processing Fees- Salary Deduction	1,149,268.25	961,224.00	1,271,211.00	966,000.00	4,776.00
Miscelleanous Receipts	18,233,172,267.67	16,241,867,543.00	20,869,432,089.92	23,648,544,325.00	7,406,676,782.00
Registration of Jamaica Investment Capital Growth Funds	—		—	.
Fees on Government Guaranteed Loans	—		—	—
Executive Agency Investment Fund Management Fees			—

TOTAL-ACCOUNTANT GENERAL’S DEPARTMENT	39,849,057,860.31	42,466,964,892.00	35,598,212,933.57	52,940,706,687.58	10,473,741,795.58

2026/2027 JAMAICA BUDGET

STATEMENT II

DETAILS OF REVENUE AND LOAN RECEIPTS

REVENUE ITEM DESCRIPTION	Consolidated Fund Receipts 2024/2025 (‘1)	Estimates 2025/2026 (‘2)	Consol Fund Receipts 2025/2026 (as at DEC-2025) (‘3)	Estimates 2026/2027 (‘4)	Budget Increase(+) / Decrease (-) [(4)-(2)]
	J$	J$	J$	J$	J$
TAX REVENUE
JAMAICA CUSTOMS AGENCY
Warehouse Fees	44,588,001.54	11,850,000.00	4,456,486.62	8,700,000.00	-3,150,000.00
Receipts from Sale of Seized Items	27,666,945.17	125,060,852.00	14,051,343.87	187,591,278.15	62,530,426.15
Penalty Payments for Breaches of Customs Act and Regulations	98,904,911.26	181,459,674.00	161,085,203.34	217,751,610.00	36,291,936.00
Net Service Charge for Shipping and Airline Carriers		—	—	—	—
Processing 5% PAJ	65,573,421.37	—	—	—	—
Standard and Compliance Fees	107,545,738.20	77,089,087.00	35,898,900.75	55,740,988.00	-21,348,099.00
Customs User/ Administration Fee	—	—	—	—	—
Irrevocable Standing Orders	—	37,000.00	22,000.00	33,500.00	-3,500.00
Miscelleanous Receipts	51,536,207.93	455,427.00	1,103,538.99	600,429.00	145,002.00

TOTAL-JAMAICA CUSTOMS AGENCY	395,815,225.47	395,952,040.00	216,617,473.57	470,417,805.15	74,465,765.15

TAX ADMINISTRATION JAMAICA
Penalty for late and non-payment of sundry taxes and licences		5,200,000.00	—	—
Penalty for Breaches of Spirit Licences	—	500,000.00	—	500,000.00	—
Property Tax (2.5%)	190,349,912.63	250,000,000.00	170,155,701.75	258,400,000.00	8,400,000.00
National Health Fund(NHF 2.5%)	—	—	—		—
Passport Immigration & Citizenship Agency Fee 0.5%	293,947.13	440,500.00	190,637.50	400,000.00	-40,500.00
Road Maintenance Fund 2.5%	49,908,372.06	70,000,000.00	228,446,185.91	72,000,000.00	2,000,000.00
Special Consumption Tax 2.5%		—	—		—
Island Traffic Authority 20%	11,151,359.40	17,000,000.00	9,435,200.00	18,000,000.00	1,000,000.00
Police User Fees	289,167,400.49	450,000,000.00	212,536,250.00	382,700,000.00	-67,300,000.00
Trade Licence 2.5%	9,901,556.21	14,400,000.00	10,912,610.15	16,500,000.00	2,100,000.00
Miscellaneous Receipts	209,951,907.18	22,500,000.00	146,383,455.31	36,000,000.00	13,500,000.00
Firearm Licensing Authority User Fees			—		—
Net Service Charge for services rendered by Excise Officers			—		—

TOTAL-TAX ADMINISTRATION JAMAICA	760,724,455.10	830,040,500.00	778,060,040.62	784,500,000.00	-40,340,500.00

MINISTRY OF NATIONAL SECURITY & PEACE			—
Sale of Services- CRDC	—	3,500,000.00	11,317,018.75	7,000,000.00	3,500,000.00
Miscelleanous Receipts	15,765,000.51	—	13,316,021.57	10,000,000.00	10,000,000.00

TOTAL-MINISTRY OF NATIONAL SECURITY & PEACE	15,765,000.51	3,500,000.00	24,633,040.32	17,000,000.00	13,500,000.00

JAMAICA DEFENCE FORCE
Rental of Lettings (Land and Buildings) Soldier’s Contribution		3,000,000.00	—	3,000,000.00	—
Soldiers’ Contribution to various services	12,122,080.63	28,500,000.00	71,098.50	28,500,000.00	—
Miscellaneous Receipts JDF	929,340.10	6,600,000.00	6,750,308.44	6,600,000.00

TOTAL-JAMAICA DEFENCE FORCE	13,051,420.73	38,100,000.00	6,821,406.94	38,100,000.00	—

POLICE DEPARTMENT
Police Certificates	7,201,500.00		2,215,700.00		—
Finger Print Search					—
Pension Contributions: Constabulary			—	—	—
Pension Contributions: Special Constables			—		—
Accident Report	—		3,000.00		—
Miscellaneous Receipts	32,194,771.92	24,408,108.00	7,663,517.65	24,408,108.00	—

TOTAL-POLICE DEPARTMENT	39,396,271.92	24,408,108.00	9,882,217.65	24,408,108.00	—

DEPARTMENT OF CORRECTIONAL SERVICES			—
Sundry Fines and Contribution	788,856.00		869,545.40		—
Miscellaneous Receipts	2,667,058.33	5,332,100.00	1,172,770.00

TOTAL-DEPARTMENT OF CORRECTIONAL SERVICES	3,455,914.33	5,332,100.00	2,042,315.40	—	—

MINISTRY OF JUSTICE & CONSTITUTIONAL AFFAIRS
Traffic Fines	—		—	—	—
Other Court Fines	233,633,492.25	399,960,000.00	38,465,194.04	404,576,000.00	4,616,000.00
Sale of Revised Laws of Jamaica to the Private Sector	—	—	173,798,825.77	—	—
Forfeited Recognizances (Funds)	—		—	—	—
Sale of Marriage Licences	—	—	1,067.69	—	—
Miscellaneous Receipts	5,626,272.66	3,700,000.00	202,620,606.48	3,737,000.00	37,000.00
Tender Documents			—	—

TOTAL-MINISTRY OF JUSTICE & CONSTITUTIONAL AFFAIRS	239,259,764.91	403,660,000.00	414,885,693.98	408,313,000.00	4,653,000.00

2026/2027 JAMAICA BUDGET

STATEMENT II

DETAILS OF REVENUE AND LOAN RECEIPTS

REVENUE ITEM DESCRIPTION	Consolidated Fund Receipts 2024/2025 (‘1)	Estimates 2025/2026 (‘2)	Consol Fund Receipts 2025/2026 (as at DEC-2025) (‘3)	Estimates 2026/2027 (‘4)	Budget Increase(+) / Decrease (-) [(4)-(2)]
	J$	J$	J$	J$	J$
TAX REVENUE
MINISTRY OF FOREIGN AFFAIRS AND FOREIGN TRADE
Visa Fees from Overseas Missions	—		—		—
Authentication fees	2,573,561.10	18,415,000.00	6,315,253.77	18,415,000.00	—
Rush fees	—		—		—
Consul fees	—		—		—
Postage fees	115,575,000.00		—		—
Miscellaneous Receipts	12,638,301.15		7,049,277.02		—

TOTAL-MINISTRY OF FOREIGN AFFAIRS AND FOREIGN TRADE	130,786,862.25	18,415,000.00	13,364,530.79	18,415,000.00	—

MINISTRY OF LABOUR AND SOCIAL SECURITY
Reimbursement - NIS	1,041,682,093.12	1,606,451,000.00	484,559,159.50	1,608,000,000.00	1,549,000.00
Fees - Factories Registration Act	1,456,240.98	2,082,000.00	1,244,519.71	2,100,000.00	18,000.00
Fees - Employment Agencies Registration Act	537,943.51	505,000.00	532,281.57	515,000.00	10,000.00
Fees - Recruiting of Workers Act	—	—	—		—
Work Permit	1,078,086,124.33	1,270,500,000.00	762,340,318.44	1,200,000,000.00	-70,500,000.00
Miscellaneous Receipts	1,152,637.67	2,021,000.00	12,300.00	2,000,000.00	-21,000.00

TOTAL-MINISTRY OF LABOUR AND SOCIAL SECURITY	2,122,915,039.61	2,881,559,000.00	1,248,688,579.22	2,812,615,000.00	-68,944,000.00

TOTAL-MINISTRY OF EDUCATION, SKILLS, YOUTH & INFORMATION
Fees from Jamaica School Certificate Examinations			—
Rental of EDDC and other Buildings	238,448.46	2,000,000.00	—	150,000.00	-1,850,000.00
Repayment of Bonds by Teachers	—	2,500,000.00	—	1,000,000.00	-1,500,000.00
Transcripts	—	1,200.00	—	1,000.00	-200.00
Recovery of Previous years Expenditure	78,784,269.37	230,000,000.00	20,913,731.43	—	-230,000,000.00
Miscellaneous Receipts	33,354,852.28	58,000,000.00	3,796,141.35	1,500,000.00	-56,500,000.00

TOTAL-MINISTRY OF EDUCATION, SKILLS, YOUTH & INFORMATION	112,377,570.11	292,501,200.00	24,709,872.78	2,651,000.00	-289,850,200.00

MINISTRY OF HEALTH AND WELLNESS
Registration of Pharmacies and Pharmacists			—
Registration of Drugs	8,147,150.81	8,960,000.00	13,560,309.36	8,960,000.00	—
Parents Contribution toward Maintenance of Children in Children’s Home			—	—	—
Drug Permits		5,200,000.00	—	5,200,000.00	—
Miscellaneous Receipts	8,425,709.33	140,000.00	5,938,482.03	140,000.00	—
Advisory Panel on Ethics ( Research Proposal)	—	396,000.00	—	396,000.00	—

MINISTRY OF HEALTH AND WELLNESS	16,572,860.14	14,696,000.00	19,498,791.39	14,696,000.00	—

GOVERNMENT CHEMIST
Fees from Laboratory analyses	406,145.00	997,500.00	507,600.00	997,500.00	—

TOTAL-GOVERNMENT CHEMIST	406,145.00	997,500.00	507,600.00	997,500.00	—

MINISTRY OF CULTURE, GENDER, ENTERTAINMENT AND SPORT
Irrevocable Order	—	10,000.00	2,500.00	8,000.00	-2,000.00
Miscelleanous Receipts	2,937.00	4,000.00	957,575.20	3,020,000.00	3,016,000.00

TOTAL-MINISTRY OF CULTURE, GENDER, ENTERTAINMENT AND SPORT	2,937.00	14,000.00	960,075.20	3,028,000.00	3,014,000.00

MINISTRY OF AGRICULTURE FISHERIES AND MINING
Receipts from sundry and other receipts	36,000.00	—	—	—	—
Agricultural Land Management Division	4,500.00	1,500,000.00	1,156,500.69	1,500,000.00	—
Miscelleanous Receipts	22,884,027.37	—	2,576,639.23		—
Application for Export Permits			—		—
Library Publication		850,000.00	—	—	-850,000.00
Receipts from issue of Sundry Permits	—	—	—	—	—
Laboratory Analysis - Metallic Minerals	—	4,500,000.00	—	4,500,000.00	—
Miscellaneous Receipts	1,386,012.10	7,400,000.00	7,175,553.50	7,400,000.00	—
Royalties-Bauxite	631,823,087.60	500,000,000.00	370,696,367.05	550,000,000.00	50,000,000.00
Royalties-Limestone	28,068,396.54	30,000,000.00	17,014,857.69	35,000,000.00	5,000,000.00
Penalties for Non Filing of Quarry Taxes	—	2,500,000.00	2,905,471.64	1,000,000.00	-1,500,000.00
Blasting Inspections	533,680.57	800,000.00	3,216,782.21	750,000.00	-50,000.00

TOTAL-MINISTRY OF AGRICULTURE FISHERIES AND MINING	684,735,704.18	547,550,000.00	404,742,172.01	600,150,000.00	52,600,000.00

2026/2027 JAMAICA BUDGET

STATEMENT II

DETAILS OF REVENUE AND LOAN RECEIPTS

REVENUE ITEM DESCRIPTION	Consolidated Fund Receipts 2024/2025 (‘1)	Estimates 2025/2026 (‘2)	Consol Fund Receipts 2025/2026 (as at DEC-2025) (‘3)	Estimates 2026/2027 (‘4)	Budget Increase(+) / Decrease (-) [(4)-(2)]
	J$	J$	J$	J$	J$
TAX REVENUE
MINISTRY OF INDUSTRY, INVESTMENT AND COMMERCE
Miscelleanous Receipts	310,104.86	20,000.00	22,080.00	60,000.00	40,000.00
Receipts from sundry and Other Receipt	118,054.00	20,000.00	—	60,000.00	40,000.00

TOTAL-MINISTRY OF INDUSTRY, INVESTMENT AND COMMERCE	428,158.86	40,000.00	22,080.00	120,000.00	80,000.00

OFFICE OF THE GOVERNMENT TRUSTEE
Commission on Dividend Payment	1,021,883.28	1,723,452.00	833,309.35	1,589,298.88	-134,153.12
Legal fees and charges against the Bankruptcy	350,000.00	3,714,000.00	431,088.52	1,718,500.00	-1,995,500.00
Miscelleanous Receipts		5,000.00	—	5,000.00	—

TOTAL-OFFICE OF THE GOVERNMENT TRUSTEE	1,371,883.28	5,442,452.00	1,264,397.87	3,312,798.88	-2,129,653.12

OFFICE OF THE SUPERVISOR OF INSOLVENCY
Insolvency Status Verification	4,553,320.24	5,409,000.00	4,521,000.00	7,449,000.00	2,040,000.00
Trustee Application Fee	40,000.00	40,000.00	20,000.00	80,000.00	40,000.00
Trustee Licence Fee	150,000.00	60,000.00	30,000.00	120,000.00	60,000.00
Trustee License Renewal	12,000.00	13,000.00	—	12,000.00	-1,000.00
Miscellaneous Receipts	1,600.00	5,000.00	450.00	5,000.00	—

TOTAL-OFFICE OF THE SUPERVISOR OF INSOLVENCY	4,756,920.24	5,527,000.00	4,571,450.00	7,666,000.00	2,139,000.00

TRADE BOARD
Certification Fees	4,962,350.00	5,693,000.00	4,121,100.00	5,892,255.00	199,255.00
Dealers Registration / Licensing Fees	5,763,226.67	—	—	—	—
Scrap Metal	2,251,470.67	1,889,520.00	2,020,535.78	655,300.00	-1,234,220.00
Car Dealers Registration	41,266,994.03	73,845,680.00	30,869,400.67	70,998,599.00	-2,847,081.00
Collateral Letter	3,119,250.00	4,498,262.00	2,885,000.00	4,224,342.00	-273,920.00
Letter of Transfer	491,000.00	330,000.00	528,000.00	330,000.00	—
Miscellaneous Receipts	2,603,100.93	54,717,465.00	—	57,796,194.00	3,078,729.00

TOTAL-TRADE BOARD	60,457,392.30	140,973,927.00	40,424,036.45	139,896,690.00	-1,077,237.00

DEPARTMENT OF COOPERATIVE AND FRIENDLY SOCIETIES
Amendment to Rules Fees	4,000.00	12,000.00	—	12,000.00	—
Registration Fees - Cooperative & Friendly Society	677,500.00	2,080,000.00	1,115,000.00	2,072,000.00	-8,000.00
Registration of Special Resolution	—		—		—
Arbitration	20,000.00	5,000.00	29,900.00	5,000.00	—
Training	9,000.00	81,000.00	4,500.00	63,000.00	-18,000.00
Branch Office with IP Societies			—		—
Annual Fees for IP Societies	73,000.00	600,000.00	245,500.00	600,000.00	—
Miscellaneous Receipts	207,420.00	130,000.00	255,700.00	130,000.00	—

TOTAL-DEPARTMENT OF COOPERATIVE AND FRIENDLY SOCIETIES	990,920.00	2,908,000.00	1,650,600.00	2,882,000.00	-26,000.00

JAMAICA INTELLECTUAL PROPERTY OFFICE
Fees for Registration of Trademark	156,424,136.00	116,390,400.00	104,485,384.75	150,390,400.00	34,000,000.00
Patent fees	2,510,933.00	900,000.00	649,793.00	562,500.00	-337,500.00
Utility Models	30,000.00	50,000.00	10,000.00	50,000.00	—
Design Fees	3,775,714.68	515,000.00	690,496.19	593,500.00	78,500.00
Search Fees	18,571,550.00	887,200.00	5,817,900.00	931,200.00	44,000.00
Trade Mark Journal	687,400.00	1,058,400.00	92,400.00	268,400.00	-790,000.00
Trade Mark Publication	6,486,400.00	7,816,000.00	5,021,600.00	7,569,000.00	-247,000.00
Geographical Indication Registration	60,000.00	40,000.00	10,000.00	50,000.00	10,000.00
Copyright-GDA Registration	715,250.00	450,000.00	381,350.00	473,000.00	23,000.00
*Hague Agreement			—	38,042,800.00
Madrid Treaty Registration	105,422,697.98	26,690,000.00	28,960,732.56	1,260,000.00	-25,430,000.00
Patent Corporation Treaty Registration	—		1,566,700.00	1,270,500.00	—
Miscellaneous receipts	6,600.00		320,100.00	—	—

TOTAL-JAMAICA INTELLECTUAL PROPERTY OFFICE	294,690,681.66	154,797,000.00	148,006,456.50	201,461,300.00	7,351,000.00

2026/2027 JAMAICA BUDGET

STATEMENT II

DETAILS OF REVENUE AND LOAN RECEIPTS

REVENUE ITEM DESCRIPTION	Consolidated Fund Receipts 2024/2025 (‘1)	Estimates 2025/2026 (‘2)	Consol Fund Receipts 2025/2026 (as at DEC-2025) (‘3)	Estimates 2026/2027 (‘4)	Budget Increase(+) / Decrease (-) [(4)-(2)]
	J$	J$	J$	J$	J$
TAX REVENUE
MINISTRY OF TRANSPORT, TELECOMMUNICATION AND ENERGY
Fees- Electric Lighting Act	131,423.46	15,911,000.00	74,500.01	65,163,421.16	49,252,421.16
Fees -rental of property Fee Maintenance of Property	—	195,228,000.00	72,857,462.46	64,403,565.12
Fees-Petroleum Licencing	434,604.26	22,708,000.00	415,000.00	500,000.00
Fee Maintenace of Property	—	—	—	117,046,046.00
Miscelleanous Receipts	2,170,130.55	3,077,000.00	149,469,251.08	1,300,000.00	-1,777,000.00
Fees- Electricity Act (GER)		18,170,000.00		20,900,000.00
Tender Documents			—
Other Receipts			—
Miscelleanous Receipts			—
Bluefield Guest House			—
On and Off Trailer Plates			—
De- earmarked - Civil Aviation Authority	7,637,088,902.89	8,148,000,000.00	5,041,170,886.25	8,174,448,656.30

TOTAL-MINISTRY OF TRANSPORT, TELECOMMUNICATION AND ENERGY	7,639,825,061.16	8,403,094,000.00	5,263,987,099.80	8,443,761,688.58	47,475,421.16

MINISTRY OF LOCAL GOVERNMENT AND RURAL DEVELOPMENT
Fire Inspection Fees			—
Tender Document Fees			—	42,000.00	42,000.00
Repairs of Fire Hydrants			—		—
Permission to Host events			—		—
Fines			—		—
6% Pension Contribution - Councillors			—		—
Miscellaneous Receipts	161,960.00	459,790.00	196,298.70	474,575.00	14,785.00

TOTAL-MINISTRY OF LOCAL GOVERNMENT AND RURAL DEVELOPMENT	161,960.00	459,790.00	196,298.70	516,575.00	56,785.00

MISCELLEANOUS RECEIPTS (UNCLASSIFIED)			—	—

TOTAL NON TAX REVENUE	181,409,532,594.45	139,816,400,000.00	140,271,554,161.02	97,338,000,000.00	-42,533,738,428.42

TOTAL RECURRENT REVENUE	1,060,342,072,471.65	1,089,310,296,629.00	766,851,859,604.25	1,076,706,310,705.10	-12,659,324,352.32

CAPITAL REVENUE		—
LAND SALES
Crown Property Sales			—		—

TOTAL-LAND SALES	—	—	—	—	—

LOAN REPAYMENTS
Miscellaneous	2,287,599,678.28	—	3,326,939,289.74	—	—

TOTAL LOAN REPAYMENTS	2,287,599,678.28	—	3,326,939,289.74	—	—

EXTRAORDINARY RECEIPTS					—
Miscelleanous	—				—
PCDF Other Inflow	14,393,269,491.08	4,946,000,000.00	775,049,444.44	7,214,500,000.00	2,268,500,000.00
Proceeds from Divestment	—	—	—	—	—

TOTAL-EXTRAORDINARY RECEIPTS	14,393,269,491.08	4,946,000,000.00	775,049,444.44	7,214,500,000.00	2,268,500,000.00

TOTAL CAPITAL REVENUE	16,680,869,169.36	4,946,000,000.00	4,101,988,734.18	7,214,500,000.00	2,268,500,000.00

GRANTS
TRANSFER FROM CAPITAL DEVELOPMENT FUND
Transfer to Current Account	—	812,000,000.00	—	1,491,600,000.00	679,600,000.00
Transfers in lieu of Income Tax from Alumina Producers					—
Others			15,367,029.45		—

TOTAL-TRANSFER TO CAPITAL ACCOUNT	—	812,000,000.00	15,367,029.45	1,491,600,000.00	—

EXTERNAL GRANTS
European Union	505,050,625.00
Miscelleanous Grants	86,185,992.36	—	414,636,000.00	—	—
Other Grants	4,728,535,201.56	5,960,800,000.00	2,851,676,496.03	5,334,400,000.00	-626,400,000.00

TOTAL EXTERNAL GRANTS	5,319,771,818.92	5,960,800,000.00	3,266,312,496.03	5,334,400,000.00	-626,400,000.00

TOTAL GRANTS	5,319,771,818.92	6,772,800,000.00	3,281,679,525.48	6,826,000,000.00	53,200,000.00

2026/2027 JAMAICA BUDGET

STATEMENT II

DETAILS OF REVENUE AND LOAN RECEIPTS

REVENUE ITEM DESCRIPTION	Consolidated Fund Receipts 2024/2025 (‘1)	Estimates 2025/2026 (‘2)	Consol Fund Receipts 2025/2026 (as at DEC-2025) (‘3)	Estimates 2026/2027 (‘4)	Budget Increase(+) / Decrease (-) [(4)-(2)]
	J$	J$	J$	J$	J$
TAX REVENUE
EXTERNAL LOANS
Multilateral
Loans to be raised under Act 39 of 1964
World Bank Loans		—	—		—
Inter-American Development Bank	381,411,000.00		6,486,734,000.00
USAID			—		—
Caribbean Development Bank	615,338,000.00		2,011,650,000.00		—
European Union	389,104,000.00		1,154,827,000.00
World Bank/IDB	2,490,416,000.00		458,424,000.00		—
IFID			—		—
OECF/USAID			—
OPEC			—		—
CAF			—	65,720,000,000.00	65,720,000,000.00
IMF	40,629,668,591.05		—		—
IBRD	25,694,395,343.75		1,780,150,000.00	—	—
Other	—		—	31,582,000,000.00	31,582,000,000.00

Total Multilateral Loans	70,200,332,934.80	—	11,891,785,000.00	97,302,000,000.00	97,302,000,000.00

Bilateral
Government of China			—
Government of Germany			—
JBIC			—
Kuwait			—
Saudi			—
PL480			—
Other			—
			—
Other Loans			—
Capital Market			—
Other	—	68,367,000,000.00	2,774,375,229.56	—	-68,367,000,000.00

Total Bilateral Loans	—	68,367,000,000.00	2,774,375,229.56	—	-68,367,000,000.00

TOTAL-EXTERNAL LOANS	70,200,332,934.80	68,367,000,000.00	14,666,160,229.56	97,302,000,000.00	28,935,000,000.00

DOMESTIC LOANS
Local Commercial Banking Sector			—
Benchmark Notes & Treasury Bills	182,600,079,997.87	90,074,900,000.00	108,542,571,488.90	149,846,600,000.00	59,771,700,000.00
Indexed Bonds & US$ Loans			—		—
other (surrenderable)					—

TOTAL-DOMESTIC LOANS	182,600,079,997.87	90,074,900,000.00	108,542,571,488.90	149,846,600,000.00	59,771,700,000.00

TOTAL LOANS	252,800,412,932.67	158,441,900,000.00	123,208,731,718.46	247,148,600,000.00	88,706,700,000.00

RECURRENT REVENUE
Tax Revenue	878,932,539,877.20	949,493,896,629.00	626,580,305,443.23	979,368,310,705.10	29,874,414,076.10
Non Tax Revenue	181,409,532,594.45	139,816,400,000.00	140,271,554,161.02	97,338,000,000.00	-42,478,400,000.00
CAPITAL REVENUE	16,680,869,169.36	4,946,000,000.00	4,101,988,734.18	7,214,500,000.00	2,268,500,000.00
GRANTS
Transfer from Capital Development Fund	—	812,000,000.00	15,367,029.45	1,491,600,000.00	679,600,000.00
External Grants	5,319,771,818.92	5,960,800,000.00	3,266,312,496.03	5,334,400,000.00	-626,400,000.00
LOANS					—
External Loans	70,200,332,934.80	68,367,000,000.00	14,666,160,229.56	97,302,000,000.00	28,935,000,000.00
Domestic Loans	182,600,079,997.87	90,074,900,000.00	108,542,571,488.90	149,846,600,000.00	59,771,700,000.00

TOTAL	1,335,143,126,392.60	1,259,470,996,629.00	897,444,259,582.37	1,337,895,410,705.10	78,424,414,076.10

2026-2027 JAMAICA BUDGET

STATEMENT III

Summary of Revenue Estimates and Estimates of Expenditure for the Year 2026-2027

$‘000

RECURRENT

REVENUE

Estimates,
2026/2027
I RECURRENT REVENUE
Customs	75,416,501,743
Income Tax	339,484,249,041
Stamp Duties	12,144,588,266
Motor Vehicle Licences(Motor Vehicle Act)	5,278,385,475
Other Licences	1,751,261,051
Travel Tax	29,662,223,024
Betting, Gaming and Lotteries-Duties, Fees and Levies	10,036,167,979
Education Tax	55,828,333,541
Contractors Levy	2,775,279,358
General Consumption Tax	318,153,887,992
Special Consumption Tax	112,577,019,843
Environmental Levy	10,414,055,788
Telephone Call Tax	2,435,835,542
Guest Accomodation Room Tax	2,863,467,216
Minimum Business Tax	—
Quarry Tax	202,877,307
Import Licences-Trade Board	344,177,539
Telecommunication Licences	—
TOTAL TAX REVENUE	979,368,310,705
NON-TAX REVENUE	97,338,000,000
SUBTOTAL NON TAX REVENUE	97,338,000,000
TRANSFERS FROM CAPITAL DEVELOPMENT FUND	1,491,600,000
TOTAL RECURRENT REVENUE	1,078,197,910,705

EXPENDITURE

Estimates,
2026/2027
RECURRENT EXPENDITURE
His Excellency the Governor-General and Staff	755,411,000
Houses of Parliament	2,568,494,000
Office of the Public Defender	394,847,000
Office of the Auditor-General	1,623,190,000
Office of the Services Commissions	618,627,000
Office of the Children’s Advocate	596,331,000
Independent Commission of Investigations	1,467,122,000
Integrity Commission	1,933,115,000
Independent Fiscal Commission	412,400,000
Office of the Prime Minister	75,380,750,000
Office of the Cabinet	3,178,810,000
Ministry of Tourism	16,911,840,000
Ministry of Economic Growth and Infrastructure Development	25,605,481,000
Ministry of Finance and Public Service	589,238,102,000
Ministry of Water, Environment and Climate Change	4,777,114,000
Ministry of National Security and Peace	128,868,657,000
Ministry of Justice and Constitutional Affairs	22,920,670,000
Ministry of Foreign Affairs and Foreign Trade	8,842,812,000
Ministry of Labour and Social Security	21,280,639,000
Ministry of Education, Skills, Youth and Information	218,216,441,000
Ministry of Health and Wellness	189,778,022,000
Ministry of Culture, Gender, Entertainment and Sport	8,174,674,000
Ministry of Agriculture, Fisheries and Minining	19,392,613,000
Ministry of Industry, Investment and Commerce	9,781,826,000
Ministry of Energy, Transport and Telecommunications	26,508,311,000
Ministry of Local Government and Community Development	31,544,740,000
GROSS TOTAL	1,410,771,039,000
Less Appropriations-In-Aid	48,730,045,000
TOTAL RECURRENT EXPENDITURE	1,362,040,994,000

2026-2027 JAMAICA BUDGET

STATEMENT III

Summary of Revenue Estimates and Estimates of Expenditure for the Year 2026-2027

$‘000

CAPITAL

REVENUE

Estimates,
2026/2027
CAPITAL REVENUE
Land Sales	—
Loan Repayments	—
Extraordinary Receipts: Miscelleanous	7,214,500,000
Subt Total Capital Revenue	7,214,500,000
External Loans
(A) Multilateral
World Bank Loans	—
Inter-American Development Bank	—
USAID	—
Caribbean Development Bank	—
European Union	—
World Bank/IDB	—
IFID	—
OECF/USAID	—
OPEC	—
CAF	65,720,000,000
IMF	—
IBRD	—
Other	31,582,000,000
Total Multilateral	97,302,000,000
(B) Bilateral
Government of China	—
Government of Germany	—
JBIC	—
Kuwait	—
Saudi	—
PL480	—
Other	—
Total Bilateral	—
(C ) Capital Market
Total External Loans	97,302,000,000
Domestic Loans
(D) Benchmark Notes & Treasury Bills	149,846,600,000
(E) Other
Total Domestic Loan	149,846,600,000
Total External and Domestic Loans	247,148,600,000

EXPENDITURE

Estimates,
2026/2027
CAPITAL EXPENDITURE
Office of the Prime Minister	4,287,419,000
Ministry of Economic Growth and Infrastructure Development	21,885,706,000
Ministry of Finance and Public Service	17,902,996,000
Ministry of Water, Environment and Climate Change	11,223,000,000
Ministry of National Security and Peace	2,670,775,000
Ministry of Justice and Constitutional Affairs	164,000,000
Ministry of Labour and Social Security	300,932,000
Ministry of Education, Skills, Youth and Information	3,407,760,000
Ministry of Health and Wellness	13,825,370,000
Ministry of Agriculture, Fisheries and Mining	3,130,402,000
Ministry of Energy, Transport and Telecommunications	942,000,000
GROSS TOTAL	79,740,360,000
Less Appropriations-In-Aid
TOTAL CAPITAL EXPENDITURE	79,740,360,000

SUMMARY

REVENUE

—
Tax and Non Tax Revenue	1,076,706,310,705
Capital Revenue	7,214,500,000
Transfer from Capital Development Fund	1,491,600,000
Loan Funds ( Raised and to be Raised)	247,148,600,000
Grants	5,334,400,000

TOTAL RECEIPTS	1,337,895,410,705

EXPENDITURE

Recurrent Estimates	1,362,040,994,000
Capital Estimates	79,740,360,000
TOTAL EXPENDITURE	1,441,781,354,000

2026-2027 JAMAICA BUDGET

STATEMENT IV

Statement of the Financing of the Estimates of Expenditure for the Year 2026-2027

Recurrent Revenue

Taxation Revenue	979,368,310,705.10
Non-Tax Revenue	97,338,000,000.00
Transfer from the Capital Development Fund	1,491,600,000.00
Grants	5,334,400,000.00
TOTAL	1,083,532,310,705.10
Current Account Surplus
Capital Revenue	7,214,500,000.00
Loan Funds
(A) External Loans
(i) Multilateral	97,302,000,000.00
(ii) Bilateral	—
(iii) Other
Total External Loans	97,302,000,000.00
(B) Domestic Loans	149,846,600,000.00
TOTAL LOAN FUNDS	247,148,600,000.00
TOTAL	1,337,895,410,705.10

Recurrent Expenditure

Consolidated Fund Charges	416,387,421,000
Voted Expenditure	945,653,573,000
Current Account Surplus
TOTAL	1,362,040,994,000

CAPITAL EXPENDITURE

Consolidated Fund Charges
Voted Expenditure	79,740,360,000
Deficit / Surplus
TOTAL	79,740,360,000

TOTAL	1,441,781,354,000

2026-2027 JAMAICA BUDGET

STATEMENT V

STATEMENT OF STATUTORY EXPENDITURE CHARGED

TO THE CONSOLIDATED FUND

Head No.	Head of Estimates	Particulars of Service	Amount	Statutory Authority
01000	His Excellency the Governor-General and Staff	Emoluments of the Governor-General and his personal staff as well as general expenditure affiliated to the office of the Governor-General	570,244,000.0	Section 12 of the Governor-General (Expenditure, Personal Staff, Tax Exemptions and Pensions) Act.
02000	Houses of Parliament	Salaries and Allowances of the Clerk and Deputy Clerk of the Senate and the House of Representatives.	28,892,000.0	Section 47 (8) of the Constitution of Jamaica.
03000	Office of the Public Defender	Salary and Allowances of the Public Defender.	27,251,000.0	Section 9 of the Public Defender Interim Act 33/1999
05000	Office of the Auditor-General	Salary of the Auditor General	25,332,000.0	Section 120–122 of the Constitution of Jamaica; Section 25–36 of the Financial Administration and Audit Act.
06000	Office of the Services Commissions	Salaries and Allowances of the Chairman and members of the Public Service Commissions.	68,116,000.0	Section 124 (8) of the Constitution of Jamaica.
07000	Office of the Children’s Advocate	Salary of the Children’s Advocate	27,483,000.0	The Child Care and Protection Act, First Schedule
08000	Independent Commission of Investigations	Salary of the Commissioner	27,394,000.0	The Independent Commission of Investigations Act, First Schedule
09000	Integrity Commission	Salaries and Allowances for the Commissioners of the Integrity Commission	42,000,000.0	Section 22 of the Integrity Commission Act
10000	Independent Fiscal Commission	Salary of the Commissioner	19,968,000.0	Section 8 of the Independent Fiscal Commission Act
20017	Public Debt Servicing (Amortisation)	Payment for the amortisation of loans raised by the Government of Jamaica.	167,590,221,000.0	Section 119 of the Constitution of Jamaica
20018	Public Debt Servicing (Interest Payments)	Payment of interest, service charges and commitment fees in respect of the public debt of Jamaica.	210,955,668,000.0	Section 119 of the Constitution of Jamaica.

2026-2027 JAMAICA BUDGET

STATEMENT V

STATEMENT OF STATUTORY EXPENDITURE CHARGED

TO THE CONSOLIDATED FUND

Head No.	Head of Estimates	Particulars of Service	Amount	Statutory Authority
20019	Pensions	Public Officers Pensions, Gratuities and Monthly Allowances granted in pursuance of the provisions of the Pensions Act.	11,702,501,000.0	Section 4 of the Pensions Act.
		Jamaica Defence Force Pension	4,300,000,000.0	Defence (Retired, Pay Pensions and other Grants) Regulation, 1962
		Payment of Pensions and Gratuities to Teachers in accordance with the Pensions Act	10,800,000,000.0	The Pensions (Teachers) Act.
		Payment of Pensions, Gratuities or other allowances to Sub-Officers and Constables of the Police Force in accordance with the Constabulary Force Act	6,699,400,000.0	Constabulary Force Act.
		Payment of retiring allowances, Widows’ allowances or gratuity to legislators in accordance with the provisions of the Retiring Allowance (Legislative Service) Act, and/or The Pensions (Prime Minister) Act.	420,000,000.0	Section 12 of the Retiring Allowances (Legislative Service) Act and Section 7 of the Pensions (Prime Minister) Act.
		Refund of Family Benefits Contributions in accordance with the Provisions of the Pensions (Civil Service Family Benefits) Act.	40,000,000.0	Section 10 of the Pensions (Civil Service Family Benefits) Act.
		Payment of Pensions in accordance with the Provisions of the Pensions (Civil Service Family Benefits) Act.	720,000,000.0	Pensions (Civil Service Family Benefits) Act.
		Payment of Pensions to retired Parish Councillors and/or their widows in accordance with the provisions of the Retiring Allowances (Parish Councillors) Act	270,000,000.0	Parish Councillors Act 2005

2026-2027 JAMAICA BUDGET

STATEMENT V

STATEMENT OF STATUTORY EXPENDITURE CHARGED

TO THE CONSOLIDATED FUND

Head No.	Head of Estimates	Particulars of Service	Amount	Statutory Authority
		Payment of Pensions to the retired members of the Electoral Commission and their widows	72,000,000.0	The Pensions Act
		Payment of Pensions to the retired Ombudsmen and their widows.	11,000,000.0	The Ombudsman Act
		Governor-General’s Pension	40,749,000.0	Governor General Act
		Payment of Pensions to the retired Contractor General and his widow in accordance with the Contractor General Act.	15,500,000.0	The Contractor General Act
		Jamaica Agricultural Society Pensions	6,500,000.0	Provident Fund Act
		Payment of Pensions to the former employees, Jamaica Railway Corporation.	6,200,000.0	Jamaica Railway Corporation (Pensions) Regulations
		Total Pensions	35,103,850,000.0

28025	Office of the Director of Public Prosecutions	Payment of Salary to the Director of Public Prosecutions	24,100,000.0	Section 95 (2) of the Constitution of Jamaica
28058	Judiciary	Payment of Salaries to the Judges of the Court of Appeal and the Supreme Court	1,876,902,000.0	Section 107 (1) of the Constitution of Jamaica
		Total	416,387,421,000.0

Disclosure Notice

Revenue Estimates ‘(in millions of dollars)

Item	Original Budget FY 2025/26 (1)	4th Supplementary Estimates FY 2025/26 (2)	Budget Increase (+)/ Decrease (-) [(2-1)]
Revenue & Grants	1,096,083.09	1,069,133.87	(26,949.23)
Tax Revenue	949,493.86	869,012.00	(80,481.86)
Income and profits	339,504.1	280,869.4	(58,634.70)
Bauxite/alumina	3,978.8	1,981.6	(1,997.18)
Other companies	122,805.8	70,779.5	(52,026.30)
PAYE	156,826.0	157,377.3	551.33
Tax on dividend	3,838.9	3,617.4	(221.47)
Other individuals	13,350.2	8,681.4	(4,668.79)
Tax on interest	38,704.5	38,432.2	(272.30)
Production and consumption	279,315.9	271,596.9	(7,719.00)
MBT	0.0	35.4	35.38
SCT	23,660.6	22,542.7	(1,117.96)
Environmental Levy	974.7	892.4	(82.29)
Motor vehicle licenses	5,460.8	5,304.9	(155.93)
Other licenses	2,893.3	2,106.0	(787.34)
Quarry Tax	240.0	203.9	(36.14)
Betting, gaming and lottery	9,489.3	9,190.6	(298.69)
Accommodation Tax	3,316.7	2,717.7	(599.07)
Education Tax	55,162.4	52,176.0	(2,986.38)
Telephone Call Tax	2,730.1	2,448.1	(282.05)
Contractors levy	2,998.0	2,789.2	(208.76)
GCT (Local)	165,946.9	163,715.7	(2,231.14)
Stamp Duty (Local)	6,443.0	7,474.3	1,031.39
International Trade	330,673.9	316,545.7	(14,128.16)
Custom Duty	74,163.8	71,782.8	(2,381.05)
Stamp Duty	4,898.1	4,480.8	(417.31)
Travel Tax	29,266.6	27,773.6	(1,493.00)
GCT (Imports)	139,525.3	135,671.4	(3,853.91)
SCT (imports)	76,743.7	71,233.6	(5,510.13)
Environmental Levy	6,076.3	5,603.5	(472.76)
Non-Tax Revenue	139,816.4	194,160.3	54,343.85
Bauxite Levy	812.0	693.9	(118.11)
Capital Revenue	0.0	0.0	—
Grants	5,960.8	5,267.7	(693.10)

Government of Jamaica

Financial Statements of the Consolidated Fund

Year ended March 31, 2026

For Presentation to the Houses of Parliament

GOVERNMENT OF JAMAICA

FINANCIAL STATEMENTS OF THE CONSOLIDATED FUND

Year Ended March 31, 2026

Table of Contents

FOREWORD	18

STATEMENT OF RESPONSIBILITY	18

BASIS OF PREPARATION	18

STATEMENT OF COMPLIANCE	18

ACCOUNTING CONVENTION	19

REPORTING AND BUDGET PERIOD	19

REPORTING CURRENCY	19

SIGNIFICANT ACCOUNTING POLICIES	19

FOREIGN CURRENCY	19

PERFORMANCE ANALYSIS	20

Figure 1 – GOJ Consolidated Fund Receipts by Tax Types as at March 31, 2026	22

Figure 2 – GOJ Consolidated Fund Receipts Year on Year Comparative Report	23

Figure 3 – Capital Issues from the Consolidated Fund Year Ended March 31, 2026	24

Figure 4 – Recurrent Issues from the Consolidated Fund Year Ended March 31, 2026	25

Statement I - Receipts and Payments of the Consolidated Fund	26

Statement II - Statement of Financing	28

Statement III - Statement of Receipts of the Consolidated Fund Compared with Estimates	29

Statement IV - Statement of Expenditure of the Consolidated Fund Compared with Estimates	31

Statement V - Statement of Consolidated Fund Balances	33

Statement VI - Statement of Cash Flows	34

Statement VII - Statement of Transfers from the Capital Development Fund	35

Statement VIII - Contingencies Fund	36

Statement IX - Statement of National Natural Disaster Reserve Fund	37

Statement X- Local (Internal) and Foreign (External) Debt	38

Notes to the Financial Statements	40

FOREWORD

Section 114 of the Jamaica Constitution gives the authority for the establishment of a Consolidated Fund into which shall be paid all revenues of Jamaica. Section 15 (2) of the Financial Administration and Audit (FAA) Act indicates that the Accountant General shall be the custodian of the Consolidated Fund.

The Consolidated Fund Principal Bank Account

This is the primary account to which government revenue is deposited and from which expenditure is withdrawn. Withdrawals from this account are made on the authority of a Warrant against the approved budget and all withdrawals must be authenticated by the Auditor General. The Consolidated Fund Principal Bank Account is domiciled at the Bank of Jamaica (BOJ) and is denominated in both Jamaican and United States Dollars.

The Accountant General’s Department has the responsibility for the management of Government’s cash resources through the Central Treasury Management System (CTMS). The CTMS is a set of processes and procedures, supported by automation, which enables the efficient management of the cash functions and resources of the Government.

STATEMENT OF RESPONSIBILITY

Under Section 15 (4) of the Financial Administration and Audit (FAA) Act, the Accountant General is responsible for submitting to the Minister, the statements of account on the financial position of the Consolidated Fund as prescribed in Section 24G of the Act.

The Financial Statements of the Consolidated Fund of Jamaica for the year ended March 31, 2026, have been prepared by the Accountant General and are being submitted to the Minister for tabling.

BASIS OF PREPARATION

The Financial Statements have been prepared by consolidating the records of all receipts and payments through the Consolidated Fund in accordance with the approved budget for the year ended March 31, 2026.

STATEMENT OF COMPLIANCE

The Financial Statements have been prepared in accordance with the Financial Administration and Audit (FAA) Act and relevant regulations.

ACCOUNTING CONVENTION

These Financial Statements have been prepared in accordance with the Government of Jamaica’s (GOJ’s) cash basis of accounting, which recognizes transactions and events only when cash is received or paid by the Accountant General’s Department. The Department continues to take active steps for the adoption of Cash Basis International Public Sector Accounting Standards (IPSAS) for the Financial Statements of the Consolidated Fund.

REPORTING AND BUDGET PERIOD

The reporting and budget period of these Financial Statements is the financial year ended March 31, 2026, with comparative data for the year ended March 31, 2025.

REPORTING CURRENCY

The functional and reporting currency of these Financial Statements is Jamaican dollar (J$).

SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition

Revenue, which includes Government-to-Government transfers, is recognized at the time the money is received in the Consolidated Fund. Revenue is recognized on a gross basis and any transaction costs are separately recorded. All receipts are recorded when received, regardless of the period to which the transaction relates.

Expenditure Recognition

Expenditure is recognized as Warrant issues; these represent monies transferred from the Consolidated Fund.

FOREIGN CURRENCY

Foreign currency transactions are recorded at the prevailing rates of exchange at the date of the transaction, as advised by the BOJ. Cash balances of the Consolidated Fund Accounts held in foreign currency are reported using the BOJ weighted average rate at the reporting date.

PERFORMANCE ANALYSIS

Actual Issues of Revenue and Expenditure of the Consolidated Fund compared with Revenue and Expenditure Estimates

	Revised Estimates 2026 J$’000	Actual 2026 J$’000	Actual vs. Budget 2026%	Revised Estimates 2025 J$’000	Actual 2025 J$’000	Actual vs. Budget 2025%
Receipts	1,314,437,198	1,320,145,513	0%	1,343,672,292	1,334,769,541	-1%
Tax Revenue	869,011,997	870,227,409	0%	896,957,800	879,088,987	-2%
Non-Tax Revenue	169,919,191	158,701,192	-7%	174,017,227	170,224,035	-2%
Capital Transfer	0	0	0%	0	0	0%
Domestic Loans	256,089,422	242,700,799	-5%	178,485,900	182,443,633	2%
Capital	9,655,218	9,403,872	-3%	21,256,865	22,900,280	8%
External Loans	9,761,370	4,849,529	-50%	72,954,500	69,577,776	-5%
Other	0	34,262,712	100%	0	10,534,830	100%
Payments	1,391,236,935	1,291,846,833	-7%	1,386,022,984	1,360,373,424	-2%
Statutory Recurrent	379,335,410	358,089,476	-6%	534,124,979	516,788,106	-3%
Recurrent	956,419,373	884,868,246	-7%	790,161,756	785,419,588	-0.60%
Capital	55,482,152	48,889,111	-12%	61,736,249	58,165,730	-6%

Receipts

Taxation remains the largest contributor to total revenue and accounted for 65% of total receipts, followed by domestic loans and non-tax revenue, which accounted for 18% and 12%, respectively.

Payments

Payments represent Warrants Issued from the Consolidated Fund. The largest category of Warrant Issues was for Recurrent Expenditure which accounted for 66% followed by Statutory Recurrent Expenditure with 28%.

Actual Warrants Issues totaled $1,292 billion compared with the Estimates of $1,391 billion.

Comparative Performance

Receipts

Receipts lodged to the Consolidated Fund decreased by $14.631 billion (-1%) when compared with the 2024/25 financial year. This was mainly due to a decrease in cash inflows during the reporting period.

Payments

There was a decrease in the issues made from the Consolidated Fund by $68 billion (-5%) in comparison with the 2024/2025 financial year.

Graphical Presentations of Receipts and Payments of the Consolidated Fund

Figure 1 – GOJ Consolidated Fund Receipts by Tax Types as at March 31, 2026

Figure 2 – GOJ Consolidated Fund Receipts Year on Year Comparative Report

Figure 3 – Capital Issues from the Consolidated Fund year ended March 31, 2026

Figure 4 – Recurrent Issues from the Consolidated Fund year ended March 31, 2026

GOVERNMENT OF JAMAICA

FINANCIAL STATEMENTS OF THE CONSOLIDATED FUND

Statement I - Receipts and Payments of the Consolidated Fund

Year Ended March 31, 2026

(Expressed in Jamaican dollars unless otherwise specified)

	Notes	2026 J$’000	2025 J$’000
RECEIPTS
RECURRENT REVENUE
Taxation Revenue		870,227,409	879,088,987
Non-Tax Revenue		158,701,192	170,224,035

		1,028,928,601	1,049,313,022
CAPITAL REVENUE
Loans		1,774,297	1,963,083
Extraordinary Receipts (incl. Grants)		4,498,401	6,002,505
Other Grants: Petrocaribe Development Fund		3,131,174	14,934,692

		9,403,872	22,900,280
DOMESTIC LOANS
Benchmark Notes		242,700,799	160,771,766
EXTERNAL LOANS
Multilateral		4,849,529	69,577,776
Bilateral		0	0

		4,849,529	69,577,776
OTHER RECEIPTS
Unrealized Foreign Exchange Gains		877,524	2,145,147
Treasury Bill Issued		21,077,625	21,671,867
Surrender Balance		13,185,087	10,534,830
Other		37	2
Cash Balance as at April 1	1.1	102,131,053	125,610,255

		137,271,326	159,962,101

Total		1,423,154,127	1,462,524,945

Statement I - Receipts and Payments of the Consolidated Fund (Cont’d)

	Notes	2026 J$’000	2025 J$’000
RECURRENT EXPENDITURE
Statutory Expenditure		358,089,476	516,788,106
Voted Expenditure		884,868,246	785,419,588

		1,242,957,722	1,302,207,694
CAPITAL EXPENDITURE
Voted Expenditure		48,889,111	58,165,730

		48,889,111	58,165,730
OTHER PAYMENTS
Other Payments		225,925	20,439
Refund from Consolidated Fund/Central
Payment Account	1.3	0	29
Cash Balance as at March 31	1.2	131,081,369	102,131,053

		131,307,294	102,151,521

Total		1,423,154,127	1,462,524,945

*Expenditure/Issues represent “Warrant” amounts transferred from the Consolidated Fund

Anya Jones, FCCA

Accountant General

GOVERNMENT OF JAMAICA

FINANCIAL STATEMENTS OF THE CONSOLIDATED FUND

Statement II - Statement of Financing

Year Ended March 31, 2026

(Expressed in Jamaican dollars unless otherwise specified)

	Notes	2026 $’000	2025 $’000
RECURRENT ACCOUNT
Recurrent Revenue		1,028,928,601	1,049,313,022
Recurrent Expenditure		(1,242,957,722)	(1,302,207,694)

		(214,029,121)	(252,894,672)
Miscellaneous Charges		0	(2)
Balances Surrendered		13,185,087	10,534,830

(Deficit)/Surplus		(200,844,034)	(242,359,844)

CAPITAL ACCOUNT
Capital Revenue		9,403,872	22,900,280
Capital Expenditure		(48,889,111)	(58,165,730)

Deficit		(39,485,239)	(35,265,450)

Net (Deficit)		(240,329,273)	(277,625,294)
Net Treasury Bills Issued		21,077,625	21,671,867

Financing Requirement		(219,251,648)	(255,953,427)
Financing
Domestic Notes		242,700,799	160,771,766
External Borrowing		4,849,529	69,577,776

		247,550,328	230,349,542

Net Surplus/(Deficit)	2.1	28,298,680	(25,603,885)
Financed From:
Opening Cash Balance asat April 1	1.1	102,131,053	125,610,255
Refund from Consolidated Fund/Central
Payment Account	1.3	(6,309)	(7,956)
Other	1.3	(219,579)	(12,508)
Unrealized Foreign Exchange Gains		877,524	2,145,147

Closing Cash Balance as at March 31	1.2	131,081,369	102,131,053

*Expenditure/Issues represent “Warrant” amounts transferred from the Consolidated Fund

GOVERNMENT OF JAMAICA

FINANCIAL STATEMENTS OF THE CONSOLIDATED FUND

Statement III - Statement of Receipts of the Consolidated Fund Compared with Estimates

Year Ended March 31, 2026

(Expressed in Jamaican dollars unless otherwise specified)

	Notes	Revised Estimates 2026 $’000	Receipt 2026 $’000	Revised Estimates 2025 $’000	Receipt 2025 $’000
Tax Revenue:
Customs		71,782,785	68,110,280	66,734,857	66,623,305
Income Tax		280,869,437	289,784,447	310,148,337	306,076,725
Stamp Duties		11,955,141	13,258,202	11,999,847	12,032,291
Motor Vehicle Licences		5,304,912	5,590,607	5,343,290	5,459,075
Other Licences		1,345,822	65,908	2,848,759	81,019
Travel Tax		27,773,617	25,331,663	29,238,839	28,318,794
Betting, Gaming and Lotteries		9,190,634	9,069,602	8,713,977	8,628,342
Education Tax		52,176,012	54,920,445	54,801,037	55,487,960
Contractors Levy		2,789,224	3,417,654	2,757,998	3,249,199
General Consumption Tax		299,387,120	296,152,629	294,923,095	291,251,576
Special Consumption Tax		93,776,268	90,663,125	96,694,023	87,567,626
Environmental Levy		6,495,865	6,609,226	6,543,757	6,353,607
Telephone Call Tax		2,448,071	2,514,453	2,671,353	2,650,317
Guest Accommodation Room Tax		2,717,670	2,891,079	3,252,994	3,454,915
Minimum Business Tax		35,376	53,297	50,760	97,712
Quarry Tax		203,900	185,216	234,877	220,626
Import Licences-Trade Board		363,646	299,795	0	328,451
Telecommunication Licences		396,497	1,303,992	0	1,199,470
Hotel Licence Duty		0	5,789	0	7,977

Total Tax Revenue	3.1	869,011,997	870,227,409	896,957,800	879,088,987
Non-Tax Revenue	3.2	169,919,191	158,701,192	174,017,227	170,224,035

TOTAL RECURRENT REVENUE		1,038,931,188	1,028,928,601	1,070,975,027	1,049,313,022

Statement III – Statement of Receipts of the Consolidated Fund Compared with Estimates (Cont’d)

	Notes	Revised Estimates 2026 $’000	Receipt 2026 $’000	Revised Estimates 2025 $’000	Receipt 2025 $’000
Capital Revenue
Loan Repayments		0	1,774,297	0	1,963,083
Grants		5,267,699	4,498,401	5,711,065	6,002,505
Other Grants-Petrocaribe Development Fund		4,387,519	3,131,174	15,545,800	14,934,692

Total Capital Revenue	3.3	9,655,218	9,403,872	21,256,865	22,900,280
Capital Transfers		0	0	0	0

Total Capital and Recurrent Revenue		1,048,586,406	1,038,332,473	1,092,231,892	1,072,213,302
LOAN RECEIPTS
External Loans:
Multilateral		9,761,370	4,849,529	72,954,500	69,577,776
Bilateral		0	0	0	0

Total External Loan Receipts	3.4	9,761,370	4,849,529	72,954,500	69,577,776
Domestic Loans:
Local Commercial Banking Sector:
Benchmark Notes		256,089,422	242,700,799	178,485,900	160,771,766
Treasury Bills		0	21,077,625	0	21,671,867

Total Domestic Loans	3.5	256,089,422	263,778,424	178,485,900	182,443,633

Total Loan Receipts		265,850,792	268,627,953	251,440,400	252,021,409
Surrendered Balances	3.6	0	13,185,087	0	10,534,830

TOTAL REVENUE		1,314,437,198	1,320,145,513	1,343,672,292	1,334,769,541

GOVERNMENT OF JAMAICA

FINANCIAL STATEMENTS OF THE CONSOLIDATED FUND

Statement IV - Statement of Expenditure Compared with Estimates

Year Ended March 31, 2026

(Expressed in Jamaican dollars unless otherwise specified)

	Notes	Revised Estimates 2026 $’000	Issues* 2026 $’000	Revised Estimates 2025 $’000	Issues* 2025 $’000
RECURRENT EXPENDITURE
Statutory Recurrent Expenditure
Public Debt Charges		181,764,307	174,791,441	182,346,841	180,272,914
Public Debt Servicing (Amortization)		161,306,198	147,814,673	317,370,437	302,154,654
Other Statutory Expenditure		36,264,905	35,483,362	34,407,701	34,360,538

Total Statutory Recurrent	4.1	379,335,410	358,089,476	534,124,979	516,788,106
Voted Expenditure
His Excellency the Governor-General & Staff		167,466	150,024	154,125	141,675
Houses of Parliament		2,541,639	2,316,809	2,382,169	2,267,966
Office of the Public Defender		444,932	414,802	324,291	261,936
Office of the Auditor General		1,641,049	1,572,900	1,460,403	1,437,409
Office of the Services Commissions		545,931	519,934	487,914	473,077
Office of the Children’s Advocate		494,814	449,589	411,278	383,541
Independent Commission of Investigations		1,148,243	1,044,065	957,542	884,374
Integrity Commission		1,999,385	1,696,531	1,785,697	1,717,509
Independent Fiscal Commission		415,112	194,904	72,797	57,046
Office of the Prime Minister		36,673,975	36,590,159	19,579,310	19,380,987
Office of the Cabinet		867,520	867,520	758,611	756,892
Ministry of Tourism		19,540,817	16,357,231	15,677,548	15,677,548
Ministry of Economic Growth and Infrastructure Development		36,788,135	29,015,139	31,570,951	31,570,950
Ministry of Finance and the Public Service		113,968,718	77,491,970	75,839,890	74,850,204
Ministry of Water, Environment and Climate Change		7,600,187	7,592,827	0	0
Ministry of National Security and Peace		160,194,946	159,677,435	158,808,100	157,839,986
Ministry of Legal and Constitutional Affairs		894,876	894,876	1,382,464	1,326,515
Ministry of Justice and Constitutional Affairs		19,386,297	18,127,549	15,334,858	14,814,541
Ministry of Foreign Affairs and Foreign Trade		7,514,572	7,514,572	6,696,838	6,696,838

Statement IV - Statement of Expenditure Compared with Estimates (Cont’d)

	Notes	Revised Estimates 2026 $’000	Issues* 2026 $’000	Revised Estimates 2025 $’000	Issues* 2025 $’000
Ministry of Labour and Social Security		32,801,800	22,272,212	20,610,998	20,350,296
Ministry of Education, Skills, Youth & Information		211,550,703	211,550,703	199,165,582	199,165,579
Ministry of Health & Wellness		193,551,069	192,849,394	149,313,466	149,313,466
Ministry of Culture, Gender, Entertainment and Sport		7,802,636	7,382,004	6,760,502	6,549,206
Ministry of Agriculture, Fisheries & Mining		20,872,565	20,489,889	17,497,265	17,497,265
Ministry of Industry, Investment & Commerce		7,945,743	7,845,743	7,410,526	7,209,897
Ministry of Energy, Transport and Telecommunications		32,571,342	30,240,654	27,483,464	26,664,020
Ministry of Local Government and Community Development		36,494,901	29,748,811	28,235,167	28,130,865

Total Voted Recurrent	4.2	956,419,373	884,868,246	790,161,756	785,419,588
Total Recurrent		1,335,754,783	1,242,957,722	1,324,286,735	1,302,207,694
Voted Capital Expenditure
Office of the Prime Minister		4,628,875	3,553,045	4,735,167	3,728,997
Ministry of Economic Growth and Infrastructure Development		27,219,796	26,897,323	30,898,210	30,451,827
Ministry of Finance and the Public Service		754,852	659,502	1,848,949	1,641,119
Ministry of Water, Environment and Climate Change		285,000	15,600	0	0
Ministry of National Security and Peace		1,914,840	1,659,035	3,672,537	3,285,551
Ministry of Justice and Constitutional Affairs		195,681	87,864	128,250	128,250
Ministry of Labour and Social Security		135,000	91,488	62,239	0
Ministry of Education, Skills, Youth and Information		2,515,551	1,531,312	1,571,515	1,449,847
Ministry of Health & Wellness		10,182,696	8,612,530	6,929,586	5,943,741
Ministry of Agriculture, Fisheries & Mining		3,748,116	3,018,316	4,245,208	4,245,208
Ministry of Industry, Investment and Commerce		0	0	315,962	276,431
Ministry of Energy, Transport and Telecommunications		3,901,745	2,763,096	4,892,756	4,621,452
Ministry of Local Government and Community Development		0	0	2,435,870	2,393,307

Total Voted Capital	4.3	55,482,152	48,889,111	61,736,249	58,165,730
Total Capital		55,482,152	48,889,111	61,736,249	58,165,730

Total Issues from the Consolidated Fund		1,391,236,935	1,291,846,833	1,386,022,984	1,360,373,424

* Expenditure/Issues represent “Warrant” amounts transferred from the Consolidated Fund

GOVERNMENT OF JAMAICA

FINANCIAL STATEMENTS OF THE CONSOLIDATED FUND

Statement V - Statement of Consolidated Fund Balances

Year Ended March 31, 2026

(Expressed in Jamaican dollars unless otherwise specified)

	Notes	2026 $’000	2026 $’000	2025 $’000	2025 $’000
GENERAL REVENUE BALANCES
A. RECURRENT REVENUE
Recurrent Revenue		1,028,928,601		1,049,313,022
Recurrent Expenditure		(1,242,957,722)		(1,302,207,694)

Net Recurrent Revenue			(214,029,121)		(252,894,672)
B. CAPITAL REVENUE
Capital Revenue		9,403,872		22,900,280

C. LOAN FUND BALANCES
(i) Long Term Loans:
(a) External Loans Raised		4,849,529		69,577,776
(b) Internal Loans Raised		242,700,799		160,771,766

		247,550,328		230,349,542

Capital Revenue & Loan Fund Balances (B+C)		256,954,200		253,249,822
Capital Expenditure		(48,889,111)		(58,165,730)

Deficit on Capital Transactions & Loan Receipt			208,065,089		195,084,092

Total Deficit Capital + Recurrent			(5,964,032)		(57,810,580)
Add:
(i) Net Treasury Bills Issued		21,077,625		21,671,867
(ii) Opening Cash Balance		102,131,053		125,610,255
(iii) Other Payments		(219,616)		(20,439)
(iv) Other Receipts		37		2
(v) Unrealized Foreign Exchange Gains		877,524		2,145,147
(vi) Refund from the Central Payment Account		(6,309)		(29)
(vii) Surrendered Balances		13,185,087		10,534,830

			137,045,401		159,941,633

Cash Balance in Consolidated Fund			131,081,369		102,131,053

Adjusted Cash Balance March 31, 2026	5		131,081,369		102,131,053

* Expenditure/Issues represent “Warrant” amounts transferred from the Consolidated Fund

GOVERNMENT OF JAMAICA

FINANCIAL STATEMENTS OF THE CONSOLIDATED FUND

Statement VI - Statement of Cash Flows

Year Ended March 31, 2026

(Expressed in Jamaican dollars unless otherwise specified)

	Notes	2026 $’000	2025 $’000
Cash Flows from Operating Activities:
Receipts:
Taxation Revenue		870,227,409	879,088,987
Non-Tax Revenue		158,701,192	170,224,035
Grants		4,498,401	6,002,505
Surrendered Balances		13,185,087	10,534,830
Other		37	2

Total Receipts from Operating Activities		1,046,612,126	1,065,850,359
Payments:
Employee Costs Salaries		(516,580,593)	(452,510,255)
Employee Costs Travelling		(15,046,739)	(12,935,076)
Superannuation		(48,160,567)	(46,386,198)
Suppliers		(148,012,989)	(110,127,400)
Interest Paid		(174,791,441)	(180,272,914)
Grants, Contributions and Subsidies		(109,320,621)	(133,037,350)
Capital Goods Purchases		(61,249,300)	(58,943,424)
Other Payments		(70,869,910)	(64,006,153)

Total Payments		(1,144,032,160)	(1,058,218,770)
Net Cash from Operating Activities		(97,420,034)	7,631,589
Cash Flows from Financing Activities
Proceeds from Borrowings		4,849,529	69,577,776
Repayment of Borrowings		(147,814,673)	(302,154,654)
Repayment of GOJ Guaranteed Loan		4,905,471	16,897,775
Domestic Benchmark Notes		242,700,799	160,771,766
Treasury Bills Issued		21,077,625	21,671,867
Other		(225,925)	(20,468)

Net Cash from Financing Activities		125,492,826	(33,255,938)

Net increase/decrease) in Cash		28,072,792	(25,624,349)
Cash at Beginning of Period		102,131,053	125,610,255
Add adjustment to Opening Balance April 1		877,524	2,145,147

Net Ending Cash Balance as at March 31, 2026	6	131,081,369	102,131,053

*Payments represent “Warrant” amounts transferred from the Consolidated Fund

GOVERNMENT OF JAMAICA

FINANCIAL STATEMENTS OF THE CONSOLIDATED FUND

Statement VII - Statement of Transfers from the Capital Development Fund

Year Ended March 31, 2026

(Expressed in Jamaican dollars unless otherwise specified)

	Notes	$’000	$’000
Bauxite Production Levy Received		72,187,860
Less: Refund/Remissions		(630,614)

Net Receipts			71,557,246
Add: Retained Earnings			2,364,700

			73,921,946
Less
(a) Transfers to Consolidated Fund up to 2016		53,606,653
(b) Grants		11,253,951
(c) Net Levy Written off		153,315

			65,013,919

Value of Fund as at March 31, 2026	7		8,908,027

Value of Fund as at March 31, 2025			7,078,196

Source: Development Bank of Jamaica

GOVERNMENT OF JAMAICA

FINANCIAL STATEMENTS OF THE CONSOLIDATED FUND

Statement VIII - Contingencies Fund

Year Ended March 31, 2026

(Expressed in Jamaican dollars unless otherwise specified)

	Notes	2026 $’000	2025 $’000
Opening Balance		5,347,466	5,332,065
Increase in Contingencies Fund		0	0
Interest Earned		245,964	195,940
Transfer to Miscellaneous Revenue		(267,392)	(180,539)
Disbursement of Advances from Contingencies Fund		(4,802,655)	(5,500,000)
Recoveries of Advances to Contingencies Fund		4,802,655	5,500,000

Balance as at Year End	8	5,326,038	5,347,466

GOVERNMENT OF JAMAICA

FINANCIAL STATEMENTS OF THE CONSOLIDATED FUND

Statement IX - Statement of Receipts and Payments of the National Natural

Disaster Reserve Fund

Year Ended March 31, 2026

(Expressed in Jamaican dollars unless otherwise specified)

	Notes	2026 $’000	2025 $’000
Receipts
Contribution to Fund		104,121,330	1,000,000
Interest Earned		517,952	18,638

Total Receipts		104,639,282	1,018,638

Payments
Withdrawals		(52,728,200)	0

Total Payments		(52,728,200)	0

Increase/Decrease in Cash		51,911,082	1,018,638

Cash at beginning of year		1,018,638	0
Unrealized Foreign Exchange Gains/(Losses)		449,542	0
Increase/Decrease in cash		51,911,082	1,018,638

Cash at end of the year	9	53,379,262	1,018,638

GOVERNMENT OF JAMAICA

FINANCIAL STATEMENTS OF THE CONSOLIDATED FUND

Statement X - Local (Internal) and Foreign (External) Debt

As at March 31, 2026

(Expressed in Jamaican dollars unless otherwise specified)

	Notes	2026 J$ Equivalent $’000	2025 J$ Equivalent $’000
LOCAL DEBT
I Perpetual Annuities		155	155

II Market Loans
Treasury Bills		10,300,000	10,300,000
J$ Benchmark Investment Notes		932,892,553	756,066,467
CPI-Indexed Investment Notes		58,356,820	56,150,364

Total Market Loans		1,001,549,373	822,516,831

Total Local Debt	10.1	1,001,549,528	822,516,986

EXTERNAL DEBT
I Currency Obligations to Commercial Enterprises:
Bond Holders		735,128,660	758,682,859

Total Currency Obligations to Commercial Enterprises		735,128,660	758,682,859
II Foreign Government & Government Agencies
USAID		13,674	17,301
US Department of Agriculture		0	0
China		64,518,130	77,060,201
Federal Republic of Germany		629,842	724,134
Japan		683,994	411,454
Netherlands Investment Bank		34,760	41,267
Kingdom of Belgium		119,661	165,200
Venezuela		12,071,548	12,993,079

Total Foreign Government & Government Agencies		78,071,609	91,412,636
III International & Multilateral Institutions:
Inter-American Development Bank		201,385,168	219,583,994
Caribbean Development Bank		16,433,867	17,727,660
lnt’I Bank for Reconstruction & Development		184,209,929	175,585,144

Statement X - Local (Internal) and Foreign (External) Debt (Cont’d)

	Notes	2026 J$ Equivalent $’000	2025 J$ Equivalent $’000
OPEC Fund for lnt’I Development		546,165	768,507
European Economic Community Commission		2,218,165	2,303,276
NORDIC Development Fund		452,927	492,189
International Monetary Fund		189,434,402	130,917,181

Total International & Multilateral Institutions		594,680,623	547,377,951
Total Foreign Debt	10.2	1,407,880,892	1,397,473,446
Total Local Debt		1,001,549,528	822,516,986

TOTAL LOCAL & FOREIGN DEBT		2,409,430,420	2,219,990,432

Source: Debt Management Branch, Ministry of Finance and the Public Service

Notes to the Financial Statements

1 Statement of Receipts and Payments of the Consolidated Fund

This Statement is a summary of receipts and payments of the Consolidated Fund Accounts.

1.1 The Consolidated Fund - Opening

The Consolidated Fund accounts are comprised of: Jamaican Dollar Consolidated Fund Bank Account $88.294 billion; US$ Consolidated Fund Bank Account (US$87.331 million @ J$158.44140) $13.837 billion, aggregate of $102.131 billion as at March 31, 2025.

1.2 The Consolidated Fund - Closing

The Consolidated Fund accounts are comprised of: Jamaican Dollar Consolidated Fund Bank Account $111.371 billion; US$ Consolidated Fund Bank Account (US$124.264 million @ J$158.6152) $19.710 billion, aggregate of $131.081 billion as at March 31, 2026.

1.3 Refunds from the Consolidated Fund Account/Central Payment Account

Refunds recovered from erroneous transfers made to the Consolidated Fund Accounts upon the requisite approvals. Negative Warrant amounts refunded from the Central Payment Account.

2. Statement of Financing

This Statement shows receipts and payments from the Consolidated Fund for the year ended March 31, 2026, and how the surplus was used or how the deficit was financed.

2.1 Net Surplus/ (Deficit)

There was a surplus of $28.298 billion for the year in comparison to a deficit of $25.603 billion for 2025.

3. Statement of Receipts of the Consolidated Fund Compared with Estimates

This Statement includes Revenue Estimates and Actual Receipts, as well as comparative data from the previous year.

3.1 Tax Revenue Recurrent

These are receipts generated from taxes. Included in this statement are the amounts that were transferred to the Consolidated Fund by the Principal Receivers of Revenue (PRRs). All revenues generated by the PRRs are required to be transferred to the Consolidated Fund. Receipts from PRRS are automatically swept to the Treasury Single Account, classified and routed to the Consolidated Fund or other applicable accounts.

3.2 Non-Tax Revenue Recurrent

Total receipts recorded for the year in the Consolidated Fund for this revenue category are $158.701 billion. The main revenue components include Miscellaneous Revenue, De-earmarked Receipts, Financial Distributions and Loan Interest. Dividends and Other Miscellaneous Revenue from public bodies are also included.

Notes to the Financial Statements (Cont’d)

3.3 Capital Revenue

This includes revenue raised through grants and loan repayments.

3.4 External loans

These are receipts recorded in the Consolidated Fund Principal Bank Accounts for funds raised from multilateral and bilateral loans.

3.5 Domestic Loans

These receipts include Benchmark Notes and Treasury Bills received in the Consolidated Fund Principal Bank Account. Benchmark Notes amounts to $242.700 billion for the financial year (2025: $160.771 billion).

3.6 Surrendered Balances

These receipts represent unexpended Warrant cash balances returned to the Consolidated Fund Principal Bank Account.

4 Statement of Expenditure of the Consolidated Fund Compared with Estimates

This statement details issues (Warrants) from the Consolidated Fund Principal Bank Account. Total issues from the Consolidated Fund for the year was $1,291.846 billion (2025: $1,360.373 billion) compared with total Estimates of $1,391.237 billion (2025: $1,386.023 billion).

4.1 Recurrent Statutory Expenditure

Statutory Recurrent Expenditure details public debt charges and expenditure to statutory heads such as Pensions, His Excellency Governor General and the Auditor General.

4.2 Recurrent Voted Expenditure

Voted Recurrent Expenditure are issues from the Consolidated Fund Principal Bank Account for Ministries, Departments and Agencies displayed by Head.

4.3 Voted Capital Expenditure

An amount of $48.889 billion (2025: $58.166 billion) was issued for Voted Capital Expenditure.

5. Statement of Consolidated Fund Balances

This Statement summarizes the receipts and payments recorded in the Consolidated Fund Principal Bank Account and how both relate to the opening and closing cash balances in the Consolidated Fund Principal Bank Account.

Notes to the Financial Statements (Cont’d)

6. Statement of Cash Flows

The Statement of Cash Flows classifies the flow of funds for the period by operating, investing, and financing activities.

7. Capital Development Fund

The Capital Development Fund is funded by Bauxite Levy and managed by Development Bank of Jamaica (DBJ). There were no transfers to the Consolidated Fund for the financial year.

8. Contingencies Fund

The Contingencies Fund was established pursuant to Section 118 of the Constitution and is further guided by Section 13 of the Financial Administration and Audit (FAA) Act. The Fund should not exceed $10 billion, or such greater sum as the House of Representatives may by resolution approve, to defray unforeseen expenditure. The balance of the Contingencies Fund as at March 31, 2026, was $5.326 billion (2025: $5.347 billion). There was no approved increase to the Contingencies Fund for the reporting period.

9. National Natural Disaster Reserve Fund

The National Natural Disaster Reserve Fund (NNDRF) was established by the amendment of the Financial Administration and Audit (Amendment) Act 2024 to provide a disaster risk management facility that enables an immediate financial response to a disaster affecting Jamaica. In keeping with Section 13A (1) of the Financial Administration and Audit (Amendment) Act 2024 issues into the NNDRF from the Consolidated Fund should not exceed in the aggregate (i) $200 million during the financial year 2023/2024; (ii) $1 billion during the financial year 2024/2025: and (iii) annually thereafter, not less than $400 million, so however that the maximum amount of the contributions to the NNDRF from the Consolidated Fund, taking into account the sums paid under paragraphs (b) to (f), shall be $10 billion. As at March 31, 2026, the balance of the National Natural Disaster Reserve Fund was $53.379 billion, and $1.019 billion as at March 31, 2025, respectively.

10. Statement of Local (Internal) and Foreign (External) Debt

This statement details outstanding Local and Foreign Debt as at March 31, 2026.

Notes to the Financial Statements (Cont’d)

NOTE 10.1

GOVERNMENT OF JAMAICA

STATEMENT VIII

STATEMENT OF OUTSTANDING PUBLIC DEBT (LOCAL)

AS AT MARCH 31, 2026

INTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
I PERPETUAL ANNUITIES
PERPETUAL ANNUITIES	JAM	154,832.69	154,832.69

SUB-TOTAL PERPETUAL ANNUITIES	JAM	154,833.00	154,832.69

SUB-TOTAL CATEGORY I (PERPETUAL ANNUITIES)	JAM		154,832.69

II MARKET LOANS
(a) TREASURY BILLS
Treasury Bills Issue - 5.17% Due-April 2026	JAM	700,000,000.00	700,000,000.00
Treasury Bills Issue - 5.17% Due-April 2026	JAM	700,000,000.00	700,000,000.00
Treasury Bills Issue - 5.81% Due-April 2026	JAM	800,000,000.00	800,000,000.00
Treasury Bills Issue - 5.38% Due-May 2026	JAM	700,000,000.00	700,000,000.00
Treasury Bills Issue - 5.17% Due-May 2026	JAM	700,000,000.00	700,000,000.00
Treasury Bills Issue - 6.01% Due-May 2026	JAM	800,000,000.00	800,000,000.00
Treasury Bills Issue - 5.57% Due-June 2026	JAM	700,000,000.00	700,000,000.00
Treasury Bills Issue - 5.37% Due-June 2026	JAM	700,000,000.00	700,000,000.00
Treasury Bills Issue - 5.27% Due-July 2026	JAM	700,000,000.00	700,000,000.00
Treasury Bills Issue - 5.44% Due-July 2026	JAM	800,000,000.00	800,000,000.00
Treasury Bills Issue - 5.36% Due-August 2026	JAM	700,000,000.00	700,000,000.00
Treasury Bills Issue - 5.61% Due-August 2026	JAM	800,000,000.00	800,000,000.00
Treasury Bills Issue - 5.9% Due-October 2026	JAM	700,000,000.00	700,000,000.00
Treasury Bills Issue - 5.58% Due-November 2026	JAM	800,000,000.00	800,000,000.00

SUB-TOTAL (a) Treasury Bills	JAM		10,300,000,000.00

Notes to the Financial Statements (Cont’d)

INTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
(b) Jamaica Dollar Benchmark Investment Notes
GOJ FIXED RATE 9.50% BENCHMARK INVESTMENT NOTES - Due 2026	JAM	18,626,573,000.00	18,626,573,000.00
GOJ VARIABLE RATE BENCHMARK INVESTMENT NOTE - DUE 2027	JAM	2,000,000.00	2,000,000.00
GOJ FIXED RATE 10.00% BENCHMARK INVESTMENT NOTES - Due 2028	JAM	74,500,000,000.00	74,500,000,000.00
GOJ FIXED RATE ACCRETING INVESTMENT NOTES - Due 2028	JAM	138,689,676,627.94	138,689,676,627.94
GOJ FIXED RATE 5.675% BENCHMARK INVESTMENT NOTES- Due 2029	JAM	48,048,736,000.00	48,048,736,000.00
GOJ FIXED RATE 11.875% BENCHMARK INVESTMENT NOTES - Due 2030	JAM	115,907,882,515.00	115,907,882,515.00
GOJ FIXED RATE 9.625% BENCHMARK INVESTMENT NOTES - Due 2031	JAM	68,004,219,000.00	68,004,219,000.00
GOJ FIXED RATE 5.80% BENCHMARK INVESTMENT NOTES - Due 2034	JAM	54,707,288,500.00	54,707,288,500.00
GOJ FIXED RATE 7.50% BENCHMARK INVESTMENT NOTES - Due 2035	JAM	60,978,000,000.00	60,978,000,000.00
GOJ VARIABLE RATE STEP UP BENCHMARK INVESTMENT NOTE - Due 2035	JAM	50,689,657,296.00	50,689,657,296.00
GOJ FIXED RATE 10.00% BENCHMARK INVESTMENT NOTES - Due 2037	JAM	77,612,853,500.00	77,612,853,500.00
GOJ FIXED RATE 13.25% BENCHMARK INVESTMENT NOTES - Due 2040	JAM	7,431,000.00	7,431,000.00
GOJ FIXED RATE 8.25% BENCHMARK INVESTMENT NOTES - Due 2040	JAM	58,631,947,000.00	58,631,947,000.00
GOJ FIXED RATE 11.25% BENCHMARK INVESTMENT NOTES - Due 2046	JAM	56,482,710,800.00	56,482,710,800.00
GOJ FIXED RATE 11.25% BENCHMARK INVESTMENT NOTES - Due 2046	JAM	2,896,758,593.00	2,896,758,593.00
GOJ FIXED RATE 6.25% BENCHMARK INVESTMENT NOTES - Due 2048	JAM	20,836,667,000.00	20,836,667,000.00
GOJ FIXED RATE 12.25% BENCHMARK INVESTMENT NOTES - Due 2050	JAM	69,549,152,300.00	69,549,152,300.00
GOJ FIXED RATE 11.75% BENCHMARK INVESTMENT NOTES - Due 2053	JAM	10,921,000,000.00	10,921,000,000.00
GOJ FIXED RATE 8.50% BENCHMARK INVESTMENT NOTES - Due 2061	JAM	5,800,000,000.00	5,800,000,000.00

SUB-TOTAL (b) Jamaican Dollar Benchmark Investment Notes	JAM		932,892,553,131.94

Notes to the Financial Statements (Cont’d)

INTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
(c) CPI-Indexed Investment Notes
CPI -INDEXED INVESTMENT NOTES - Due 2033	JAM	19,496,712,060.00	39,135,010,802.72
CPI -INDEXED INVESTMENT NOTES - Due 2040	JAM	9,576,133,182.00	19,221,809,009.26

SUB-TOTAL (c) CPI-Indexed Investment Notes	JAM		58,356,819,811.98

SUB-TOTAL CATEGORY II (MARKET LOANS)	JAM		1,001,549,372,943.92

TOTAL INTERNAL DEBT	JAM		1,001,549,527,776.61

Source: Debt Management Branch, Ministry of Finance and the Public Service

Notes to the Financial Statements (Cont’d)

NOTE 10.2

GOVERNMENT OF JAMAICA

STATEMENT VIII

STATEMENT OF OUTSTANDING PUBLIC DEBT (FOREIGN)

AS AT MARCH 31, 2026

EXTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
I FOREIGN CURRENCY OBLIGATIONS TO COMMERCIAL ENTERPRISES
1) BOND HOLDERS
US$250M 8.5% BOND 2036	USD	199,430,000.00	31,626,526,778.00
US$500M 8% BOND 2039	USD	1,117,678,000.00	177,246,5l8,558.80
US$1,350M 6.75% Bond due 2028	USD	1,223,304,000.00	193,997,175,518.40
US$650M 7.975% BOND DUE 2045	USD	1,801,300,000.00	285,658,439,980.00
JM$46.60BN 9.625% BOND DUE 2030	JM	46,600,000,000.00	46,600,000,000.00

TOTAL - BOND HOLDERS			735,128,660,835.20

II FOREIGN GOVERNMENT AND GOVERNMENT AGENCIES
a) UNITED STATES
1. U.S. AGENCY FOR INTERNATIONAL DEVELOPMENT
532-T-046D CROP DIVERSIFICATION & IRRIGATION PROJ.	USD	86,222.69	13,673,590.80

TOTAL - U.S. AGENCY FOR INTERNATIONAL DEVELOPMENT			13,673,590.80

Notes to the Financial Statements (Cont’d)

EXTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
b) CHINA
1. EXIM BANK OF CHINA
MONTEGO BAY CONVENTION CENTER	CNY	45,161,290.30	1,036,024,994.56
JAMAICA ECONOMIC HOUSING PROJECT	CNY	141,299,091.20	3,241,479,355.97
MAJOR INFRASTRUCTURE DEVELOPMENT PROGRAMME	USD	95,580,414.39	15,157,581,783.87
JAMAICA SOUTHERN COASTAL HIGHWAY IMPROVEMENT PROJECT	USD	284,283,870.93	45,083,043,957.89

TOTAL EXIM BANK OF CHINA			64,518,130,092.29

FEDERAL REPUBLIC OF GERMANY
1. KREDITANSTALT FUR WIEDERAUFBAU
89-65-121 HURRICANE RECONSTRUCTION ASSISTANCE 2	EURO	1,175,509.42	218,238,585.57
89-65-857 HURRICANE RECONSTRUCTION ASSISTANCE III	EURO	1,342,733.18	249,284,424.71
93-65-941 REHAB OF 5 SMALL HYDROPOWER PLANTS	EURO	1,049,170.80	162,319,379.93

TOTAL - KREDITANSTALT FUR WIEDERAUFBAU			629,842,390.21

JAPAN
2. JAPAN INTERNATIONAL CO-OPERATION AGENCY
ENERGY MANAGEMENT AND EFFICIENCY PROGRAMME	USD	4,313,119.94	683,994,400.44

TOTAL - JAPAN INTERNATIONAL CO-OPERATION AGENCY			683,994,400.44

Notes to the Financial Statements (Cont’d)

EXTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
NETHERLAND INVESTMENT BANK
1978.03 CONSOLIDATION OF INTEREST AMOUNTS	EURO	126,198.80	23,429,371.27
1980.02 CONSOLIDATION OF INTEREST AMOUNTS	EURO	61,032.60	11,330,982.27

TOTAL - NETHERLAND INVESTMENT BANK			34,760,353.54

BELGIUM
GOVT. OF THE KINGDOM OF BELGIUM
MODERNIZATION OF KINGSTON MUNICIPALITY	EURO	644,533.60	119,660,557.05

TOTAL - GOVT. OF THE KINGDOM OF BELGIUM			119,660,557.05

VENEZUELA
VENEZUELA ENERGY AGREEMENT	USD	76,120,554.00	12,071,547,607.87

TOTAL VENEZUELA			12,071,547,607.87

TOTAL FOREIGN GOVERNMENT & GOVERNMENT AGENCIES			78,071,608,992.20

Notes to the Financial Statements (Cont’d)

EXTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
III INTERNATIONAL & MULTILATERAL INSTITUTIONS
INTER-AMERICAN DEVELOPMENT BANK
1344/OC-JA - CITIZEN, SECURITY & JUSTICE	USD	355,474.95	56,372,852.76
1360/OC-JA - RURAL WATER	USD	378,774.46	60,067,796.23
1419/OC-JA - EMERGENCY RECONSTRUCTION	USD	1,117,983.75	177,295,005.80
1438/OC/JA - RE INFORMATION AND COMM. TECH PROJECT	USD	1,104,241.47	175,115,691.82
1559/OC/JA - 1 SOCIAL PROTECTION SUPPORT FOR FOOD PRICES CRISIS	USD	3,375,000.00	535,223,025.00
1959/OC/JA - EMERGENCY ASSIST - 2007 ATLANTIC HURRICANE SEASON	USD	3,499,923.74	555,034,006.34
1972/OC/JA - COMPETITIVENESS ENHANCEMENT PROGRAM	USD	5,000,000.00	792,923,000.00
2026/OC/JA - TRANSPORTATION INFRASTRUCTURE REHAB. PROGRAMME	USD	20,167,331.89	3,198,228,260.84
2039/OC/JA - YOUTH DEVELOPMENT PROGRAM PHASE 1	USD	3,862,366.89	612,511,908.30
2058/OC/JA - PUBLIC FINANCIAL & PERFORMANCE MANAGEMENT	USD	12,000,000.00	1,903,015,200.00
2074/OC/JA - EDUCATION REFORM PROGRAM	USD	6,000,000.00	951,507,600.00
2100/OC/JA - PRIMARY EDUCATION SUPPORT PROJECT_i	USD	4,647,719.85	737,056,793.32
2272/OC/JA - CITIZEN SECURITY AND JUSTICE PROGRAMME 11	USD	8,999,999.93	1,427,261,388.90
2276/OC/JA - ROAD IMPROVEMENT PROGRAM	USD	4,399,592.90	697,707,680.21
2297/OC/JA - COMPETITIVE ENHANCEMENT PROGRAMME	USD	16,000,000.00	2,537,353,600.00
2298/OC/JA - PUBLIC FINANCIAL & PERFORMANCE MGMT PROG. 11	USD	16,000,000.00	2,537,353,600.00
2299/OC/JA - HUMAN CAPITAL AND PROTECTION PROGRAM	USD	13,333,333.26	2,114,461,321.70
2300/OC/JA - SUPPORT FOR EDUCATION SECTOR REFORM 11 (PBL)	USD	8,000,000.00	1,268,676,800.00
2301/OC/JA - SUPPORT FOR EDUCATION SECTOR REFORM 11 (Investment)	USD	3,218,780.99	510,449,095.79
2359/OC/JA - FISCAL CONSOLIDATION PG FIRST PROG OPERATION	USD	59,999,999.93	9,515,075,988.90
2444/OC/JA - AGRICULTURAL COMPETITIVENESS PROGRAMMME	USD	7,677,638.63	1,217,555,251.08
2502/OC/JA - FISCAL CONSOLIDATION PROGRAMME 11	USD	66,666,666.60	10,572,306,656.09
2519/OC/JA - HUMAN CAPITAL AND PROTECTION PROGRAMME 11	USD	16,666,666.60	2,643,076,656.09

Notes to the Financial Statements (Cont’d)

EXTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
2521/OC/JA - PUBLIC FINANCIAL & PERFORMANCE MANAGEMENT PROGRAMME III	USD	32,000,000.00	5,074,707,200.00
2629/OC/JA - ENERGY EFFICIENCY & CONSERVATION PROGRAMME	USD	1,724,387.54	273,461,308.28
2658/OC/JA - FISCAL ADMINISTRATION & MODERNIZATION PROGRAMME	USD	21,675,358.40	3,437,378,041.72
2889/OC-JA - INTEGRATED SOCIAL PROTECTION AND LABOUR PROGRAMME	USD	18,002,425.55	2,854,907,454.88
3121/OC-JA - PUBLIC SECTOR EFFICIENCY PROGRAMME (PSE)	USD	5,176,915.61	820,979,091.25
3122/OC-JA - PUBLIC SECTOR EFFICIENCY PROGRAMME (PSE) CHINA CO - FINANCING	USD	3,570,323.30	566,198,292.40
3147/OC-JA - COMPETITIVENESS ENHANCEMENT PROGRAMME III	USD	32,000,000.00	5,074,707,200.00
3148/OC-JA - FISCAL STRUCTURAL PROGRAMME FOR ECONOMIC GROWTH	USD	42,666,666.67	6,766,276,267.20
3191/OC-JA - CITIZEN SECURITY JUSTICE PROGRAMME III	USD	14,021,997.56	2,223,672,874.25
3381/SX-JA - ADAPT PROGRAMME & FINANCE MECHANISM FOR THE PILOT PROGRAMME FOR PPCR JAM	USD	8,532,958.00	1,353,195,731.25
3511/OC-JA - FISCAL STRUCTURAL PROGRAMME FOR ECONOMIC GROWTH II	USD	82,333,333.37	13,056,798,739.15
3560/OC-JA - EDUCATION SECTOR REFORM III	USD	16,666,666.70	2,643,076,671.95
3565/OC-JA - INTEGRATED SUPPORT TO JAMAICA SOCIAL PROTECTION STRATEGY	USD	18,780,541.58	2,978,304,674.25
3565/OC-JA - INTEGRATED SUPPORT TO JAMAICA SOCIAL PROTECTION STRATEGY	JMD	2,621,302,014.07	2,621,302,014.07
3704/OC-JA - FINANCIAL SYSTEM REFORM SUPPORT PROGRAMME	USD	70,000,000.00	11,100,922,000.00
3880/OC-JA - FISCAL STRUCTURAL PROGRAMME FOR ECONOMIC GROWTH III	JMD	1,255,792,688.90	1,255,792,688.90
3880/OC-JA - FISCAL STRUCTURAL PROGRAMME FOR ECONOMIC GROWTH III	JMD	1,194,921,935.18	1,194,921,935.18
3877/OC-JA - ENERGY MANAGEMENT AND EFFICIENCY PROGRAMME	USD	5,459,590.34	865,806,950.23
4115/OC-JA - CREDIT ENHANCING PROGRAMME FOR MICRO, SMALL AND MEDIUM ENTERPRISES	USD	16,501,288.78	2,616,850,280.66
4373/OC-JA - SUPPORT TO THE PUBLIC SECTOR TRANSFORMATION PROJECT (POLICY BASED)	USD	87,999,999.98	13,955,444,796.83
4374/OC-JA - SUPPORT TO THE PUBLIC SECTOR TRANSFORMATION PROJECT (INVESTMENT)	USD	44,444,444.40	7,048,204,437.40
4400/OC-JA - SECURITY STRENGTHENING PROJECT	USD	15,106,854.39	2,395,714,460.70
4437/OC-JA - IMPLEMENTATION OF NATIONAL IDENTIFICATION SYSTEM (NIDS) FOR ECONOMIC GROWTH	USD	47,846,636.37	7,587,739,690.08

Notes to the Financial Statements (Cont’d)

EXTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
4645/OC-JA - SKILLS DEVELOPEMENT GLOBAL SKILLS IN JAMAICA	USD	13,220,821.83	2,096,618,741.58
4668/OC-JA - SUPPORT FOR THE HEALTH SYSTEMS STRENGTHENING FOR THE PREVENTION AND CARE MANAGEMENT FOR NON-COMMUNICABLE DISEASES PROGRAMME	USD	26,198,286.50	4,154,644,785.29
4669/OC-JA - SUPPORT FOR THE HEALTH SYSTEMS STRENGTHENING FOR THE PREVENTION AND CARE OF NON-COMMUNICABLE DISEASES	JMD	6,422,795,177.06	6,422,795,177.06
4860-JM - BOOSTING INNOVATION, GROWTH AND ENTREPRENEURSHIP ECOSYSTEM PROGRAMME	USD	3,360,146.68	532,867,517.19
4860-JM - BOOSTING INNOVATION, GROWTH AND ENTREPRENEURSHIP ECOSYSTEM PROGRAMME	JMD	1,556,366,984.59	1,556,366,984.59
4860-JM - BOOSTING INNOVATION, GROWTH AND ENTREPRENEURSHIP ECOSYSTEM PROGRAMME	JMD	1,400,730,265.60	1,400,730,265.60
5110/OC-JA - SUPPORT FOR THE HEALTH SYSTEM STRENGTHENING FOR THE PREVENTION AND CARE OF NON-COMMUNICABLE DISEASES	USD	36,666,666.73	5,814,768,676.71
5110/OC-JA - SUPPORT FOR THE HEALTH SYSTEM STRENGTHENING FOR THE PREVENTION AND CARE OF NON-COMMUNICABLE DISEASES	JMD	9,385,665,961.13	9,385,665,961.13
5236/OC-JA - STRENGTHENING FISCAL POLICY AND MANAGEMENT PROGRAMME TO RESPOND TO THE HEALTH CRISIS AND ECONOMIC EFFECTS OF COVID-19 IN JAMAICA	USD	74,253,990.16	11,775,539,327.93
5499/OC-JA - STRENGTHENING FISCAL POLICY AND MANAGEMENT PROGRAMME TO RESPOND TO THE PUBLIC HEALTH CRISIS AND ECONOMIC EFFECTS OF COVID-19 IN JAMAICA II	USD	98,894,715.01	15,683,178,821.97

TOTAL - INTER-AMERICAN DEVELOPMENT BANK			201,385,168,238.85

CARIBBEAN DEVELOPMENT BANK
10/SFR-OR-JAM - SOCIAL INVESTMENT FUND	USD	1,663,687.50	263,835,216.71
13/SFR OR JAM - ENHANCEMENT OF BASIC SCHOOL	USD	474,575.93	75,260,434.03
16/SFR-OR-JAM - WASHINGTON BOULEVARD IMPROVEMENT	USD	3,780,492.20	599,527,843.34
17/SFR-OR-JAM - HURRICANE DEAN REHAB WORKS	USD	2,810,417.81	445,688,984.23
17/SFR-OR-JAM 1 - HURRICANE DEAN REHAB WORKS	USD	1,942,281.28	308,015,899.88
18/SFR-OR-JAM - UTECH ENHANCEMENT PROJECT	USD	3,845,721.67	609,872,232.75
18/SFR-OR-JAM - UTECH ENHANCEMENT PROJECT_i	USD	1,787,950.87	283,541,473.54
19/SFR-JAM COMMUNITY INVESTMENT PROJECT	USD	6,639,713.79	1,052,956,355.50
19/SFR-OR-JAM - POLICY BASED LOAN	USD	24,833,333.27	3,938,184,223.29

Notes to the Financial Statements (Cont’d)

EXTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
20/SFR-JM - AGRICULTURAL SUPPORT	USD	5,265,000.00	834,947,919.00
20/SFR-OR-JAM - NATURAL DISASTER GUSTAV MANAGEMENT	USD	14,178,986.10	2,248,568,839.07
23/SFR-OR JAM - FISCAL CONSOLIDATION, GROWTH AND SOCIAL STABILITY LOAN	USD	20,937,500.00	3,320,365,062.50
28/0R-JAM - COASTAL HIGHWAY IMPROVEMENT #4	USD	6,355,615.68	1,007,902,770.37
22/SFR-JAM ESSEX VALLEY AGRICULTURAL DEVELOPMENT PROJECT	USD	9,113,113.17	1,445,199,406.82

TOTAL - CARIBBEAN DEVELOPMENT BANK			16,433,866,661.03

INT’L BANK FOR RECONSTRUCTION & DEVELOPMENT
7554-JM EARLY CHILDHOOD DEVELOPMENT PROJECT	USD	7,508,760.88	1,190,773,840.65
7555-JM SOCIAL PROTECTION PROJECT	USD	20,038,553.50	3,177,805,991.38
7556-JM SECOND HIV/AIDS PROJECT	USD	4,838,265.68	767,274,427.56
7653-JM FISCAL AND DEBT SUSTAINABILITY DEV POLICY	USD	50,000,000.00	7,929,230,000.00
7769-JM RURAL ECONOMIC DEVELOPMENT PROGRAM	USD	8,296,119.48	1,315,636,789.29
7856-JM FIRST PROGRAMME FISCAL SUSTAINABILITY DEVELOPMENT POLICY LOAN	USD	114,320,000.00	18,129,391,472.00
7815-JM EDUCATION TRANSFORMATION CAPACITY BLDG. PROJECT	USD	10,107,993.38	1,602,972,086.97
8007-JM ENERGY SECURITY & EFFICIENCY ENHANCEMENT PROJECT	USD	8,899,741.64	1,411,361,968.08
8084-JM 2ND PROGRAMATIC FISCAL SUSDTAINABILITY DEVELOPMENT	USD	58,000,000.00	9,197,906,800.00
8317-JM ECONOMIC STABILITY AND FOUNDATION FOR GROWTH DEVELOPEMENT	USD	96,772,000.00	15,346,548,911.20
8329-JM ADDITIONAL FINANCING FOR SOCIAL PROTECTION PROGRAMME	USD	29,775,999.76	4,722,015,011.54
8334-JM JAMAICA EARLY CHILDHOOD DEVELOPMENT PROJECT	USD	8,589,818.03	1,362,212,856.36
8356-JM JAMAICA INTEGRATED COMMUNITY DEVELOPMENT PROJECT	USD	30,571,138.12	4,848,111,710.30
8405-JM JAMAICA YOUTH EMPLOYMENT IN DIGITAL AND ANIMATION INDUSTRIES	USD	8,732,221.13	1,384,795,795.01

Notes to the Financial Statements (Cont’d)

EXTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
8406-JM JAMAICA STRATEGIC PUBLIC SECTOR TRANSFORMATION	USD	26,066,712.96	4,133,779,248.08
8408-JM FOUNDATIONS FOR COMPETITIVENESS AND GROWTH PROJECT	USD	36,773,682.30	5,831,739,698.07
8470-JM FIRST COMPETITIVENESS & FISCAL MANAGEMENT PROGAMMATIC DPL	USD	67,260,000.00	10,666,400,196.00
8759-JM SECOND COMPETITIVENESS & FISCAL MANAGEMENT PROGAMMATIC DPF	USD	57,750,000.00	9,158,260,650.00
8581-JM JAMAICA DISASTER VULNERABILITY REDUCTION PROJECT	USD	24,841,278.48	3,939,444,211.24
8822-JM ACCESS TO FINANCE FOR MICRO, SMALL AND MEDIUM ENTERPRISE PROJECT	USD	14,058,499.04	2,229,461,446.86
9017-JM SECOND RURAL ECONOMIC DEVELOPMENT INITIATIVE (REDI II) PROJECT	USD	15,959,130.30	2,530,872,294.97
9053-JM JAMAICA FIRST ECONOMIC RESILIENCE	USD	70,000,000.00	11,100,922,000.00
9216-JM JAMAICA COVID-19 RESPONSE AND RECOVERY DEVELOPMENT POLICY FINANCING	USD	150,000,000.00	23,787,690,000.00
9203-JM ADDITIONAL FINANCING FOR THE FOUNDTION FOR COMPETITIVENESS AND GROWTH PROJECT	USD	5,374,366.63	852,291,782.27
9586-JM JAMAICA EDUCATION PROJECT	USD	2,002,312.12	317,535,866.63
9652-JM SOCIAL PROTECTION FOR INCREASED RESILENCE AND OPPORTUNITY PROJECT	USD	932,168.55	147,827,576.63
9698-JM KINGSTON WATERFRONT IMPROVEMENT PROJECT SOP 1	USD	118,988.00	18,869,664.38
9783-JM SUSTAINABLE AND RESILIENT RECOVERY DEVELOPMENT POLICY LOAN AND CATASTROPHE DEFERRED DRAWDOWNOPTION CAT DDO	USD	42,000,000.00	6,660,553,200.00
9784-JM SUSTAINABLE AND RESILIENT RECOVERY DEVELOPMENT POLICY LOAN AND CATASTROPHE DEFERRED DRAWDOWN OPTION	USD	150,000,000.00	23,787,690,000.00
9966-JM SUSTAINABLE AND RESILIENT RECOVERY DEVELOPMENT POLICY LOAN AND CATASTROPHE DEFERRED DRAWDOWN OPTION SCALABLE FINANCING	USD	42,000,000.00	6,660,553,200.00

TOTAL - INT’L BANK FOR RECONSTRUCTION & DEV.			184,209,928,695.47

OPEC FUND FOR INT’L DEVELOPMENT
1152-P RURAL ROAD REHABILITATION PHASE 2	USD	118,296.90	18,760,066.57
1238-P BOGUE ROAD IMPROVEMENT PROJECT	USD	3,325,697.60	527,404,423.62

TOTAL - OPEC FUND FOR INT’L DEVELOPMENT			546,164,490.19

Notes to the Financial Statements (Cont’d)

EXTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
EUROPEAN ECONOMIC COMMUNITY COMMISSION
LN #8.0223 EXPAND COFFEE PRODUCTION	EURO	30,082.20	5,584,888.13
LN #8.0347 SANGSTERS AIRPORT MAIN TERMINAL	EURO	1,466,860.00	272,329,125.24
LN #8.0371 CAST & CTC STUDENT ACCOMMODATION	EURO	328,487.60	60,985,185.94
LN #8.0383 NEGRIL OCHO-RIOS WASTEWATER PROJECT	EURO	7,804,366.50	1,448,915,581.60
LN #8.0388 CREDIT SCH. FOR MICRO & SMALL ENTERPRISES	EURO	1,809,258.90	335,897,016.80
LN #8.0395 MORANT/YALLAHS AGRICULTURAL DEV. PROJ.	EURO	508,759.40	94,453,463.51

TOTAL - EUROPEAN ECONOMIC COMMUNITY COMMISSION			2,218,165,261.22

NORDIC DEVELOPMENT FUND
NDF #81 PRIMARY EDUCATION IMPROVEMENT PROG.	XDR	560,000.00	120,457,452.59
NDF #120 MULTI-SECTORAL PRE-INVESTMENT PROJECT	XDR	625,634.30	134,575,570.30
NDF #165 AIRPORT REFORM & IMPROVEMENT PROGRAM	XDR	920,000.00	197,894,387.31

TOTAL - NORDIC DEVELOPMENT FUND			452,927,410.20

INTERNATIONAL MONETARY FUND
BUDGETARY SUPPORT TO THE GOVERNMENT OF JAMAICA-RFI	XDR	306,320,000.00	65,890,226,735.43
BUDGETARY SUPPORT TO THE GOVERNMENT OF JAMAICA-RSF	XDR	574,350,000.00	123,544,175,128.93

TOTAL - INTERNATIONAL MONETARY FUND			189,434,401,864.36

TOTAL INTERNATIONAL & MULTINATIONAL INSTITUTIONS			594,680,622,621.32

TOTAL EXTERNAL DEBT			1,407,880,892,448.72

GRAND TOTAL FOREIGN & LOCAL			2,409,430,420,225.33

Source: Debt Management Branch, Ministry of Finance and the Public Service